SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF

1934 (AMENDMENT NO.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

TRIAD HOSPITALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TRIAD HOSPITALS, INC.

5800 Tennyson Parkway

Plano, Texas 75024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MAY 24, 2005 AT 10:00 A.M., LOCAL TIME

To our stockholders:

The 2005 Annual Meeting of Stockholders of Triad Hospitals, Inc. will be held at the offices of Triad Hospitals, Inc. at 5800 Tennyson Parkway, Plano, Texas 75024 on Tuesday, May 24, 2005, beginning at 10:00 a.m., local time. The meeting will be held for the following purposes:

1.	To elect three directors to serve until the 2008 annual meeting of stockholders, or until their respective successors shall have been duly elected and qualified.

2.	To ratify the appointment of Ernst & Young LLP as our registered independent accounting firm.

3.	To consider and vote on a proposal to amend and restate the Triad Hospitals, Inc. 1999 Long-Term Incentive Plan to, among other things, increase the number of authorized shares thereunder from 19,000,000 to 20,500,000.

4.	To consider and vote on a proposal to amend and restate the Triad Hospitals, Inc. Management Stock Purchase Plan to, among other things, increase the number of authorized shares thereunder from 260,000 to 520,000.

5.	To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on April 8, 2005 are entitled to notice of, and to vote at, the Annual Meeting. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at our executive offices, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting.

You are cordially invited to be present. Stockholders who do not expect to attend in person are requested to sign and return the enclosed form of proxy in the envelope provided, or to vote by telephone or Internet (instructions are on your proxy card). At any time prior to their being voted, proxies are revocable by written notice to the Secretary of the company or by voting at the meeting in person.

By order of the Board of Directors

DONALD P. FAY

Executive Vice President,

General Counsel and Secretary

April 22, 2005

TRIAD HOSPITALS, INC.

5800 Tennyson Parkway

Plano, Texas 75024

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held May 24, 2005

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Triad Hospitals, Inc. (“Triad” or the “Company”) from holders of the Company’s outstanding shares of common stock entitled to vote at the 2005 Annual Meeting of Stockholders of the Company (and at any and all adjournments or postponements thereof) (the “2005 Annual Meeting”) for the purposes referred to below and set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on the record date, April 8, 2005, are entitled to notice of and to vote at the 2005 Annual Meeting. This Proxy Statement and the accompanying proxy materials are first being mailed to stockholders on or about April 22, 2005.

Triad’s common stock trades on the New York Stock Exchange under the ticker symbol “TRI.”

GENERAL INFORMATION ABOUT THE MEETING

Voting At The Annual Meeting

As of the record date, there were approximately 80,611,257 shares of the Company’s common stock outstanding and entitled to vote. Each share of common stock entitles the holder to one vote on all matters presented at the 2005 Annual Meeting.

The presence at the meeting, in person or by proxy, of at least a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum to transact business at the 2005 Annual Meeting. The affirmative vote of a plurality of the shares of common stock represented at the 2005 Annual Meeting, in person or by proxy, is necessary for the election of directors. Stockholders will determine any other matters submitted to them by a majority of the votes present or represented by proxy and entitled to vote, provided that, in the case of the proposal to amend and restate the Triad Hospitals, Inc. 1999 Long-Term Incentive Plan and the proposal to amend and restate the Triad Hospitals, Inc. Management Stock Purchase Plan, the total votes cast on the proposal represents at least a majority of the outstanding shares of common stock entitled to vote at the 2005 Annual Meeting.

A stockholder who is present or represented by proxy at the 2005 Annual Meeting will be counted for purposes of determining if a quorum exists even if the stockholder abstains from voting. Votes withheld from the election of any nominee for director and abstentions from any other proposal will not be counted in the number of votes cast on any matter. If a broker does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, those shares will be considered as present and entitled to vote with respect to that matter, but will not be counted in the number of votes cast “for” or “against” the matter.

Shares of common stock represented by properly executed proxies will be voted at the 2005 Annual Meeting according to the directions marked on the proxies, unless they have previously been revoked. If the stockholders do not give directions on the proxies, the proxy holder will vote them for the election of each nominee named under “Election of Directors,” for the ratification of Ernst & Young LLP as our registered independent accounting firm, and for the approval of the amendment and restatement of the Triad Hospitals, Inc. 1999 Long-Term Incentive Plan and the Triad Hospitals, Inc. Management Stock Purchase Plan.

Stockholders can vote their shares:

•	through the Internet at the website shown on the proxy card;

•	by telephone using the toll-free number shown on the proxy card;

•	by returning the enclosed proxy card; or

•	in person at the 2005 Annual Meeting.

Votes submitted through the Internet or by telephone must be received by 11:59 P.M., Eastern Time, on May 23, 2005. Internet and telephone voting are available 24 hours a day, and a stockholder that uses one of these methods does not need to return a proxy card. Voting in person at the meeting supersedes any earlier voting instructions.

The beneficial owner of shares held in “street name” by a broker, bank or other nominee is entitled to instruct the broker, bank or nominee, as the record holder of the shares, how to vote those shares. The broker, bank or nominee should have enclosed a voting instruction card to use in directing it on how to vote such shares.

A stockholder may change his or her voting instructions at any time prior to the vote at the 2005 Annual Meeting. For shares held directly, a vote may be changed by granting a new proxy, through the Internet, by telephone or in writing, which bears a later date (thereby automatically revoking the earlier proxy) or by attending the 2005 Annual Meeting and voting in person. The proxy holder’s powers will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy. For shares beneficially owned by a stockholder, but held in “street name” by a broker, bank or other nominee, a vote may be changed by submitting new voting instructions to the broker, bank or nominee.

Participants in the Triad Hospitals, Inc. Retirement Savings Plan may instruct U.S. Trust Company, N.A. (“U.S. Trust”), the plan trustee, how to vote the shares allocated to them under the plan by using the U.S. Trust voting instruction card enclosed herewith or as otherwise directed by U.S. Trust in the enclosed notice to plan participants.

Solicitation Expenses

Expenses in connection with the solicitation of proxies will be borne by Triad. Brokers, custodians and fiduciaries will be requested to transmit proxy material to the beneficial owners of common stock held of record by such persons, at Triad’s expense. Triad has retained Georgeson Shareholder Communications Inc. to aid in the solicitation of proxies, and for its services expects to pay fees of approximately $9,500 plus expenses.

Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the ownership of Triad’s common stock by persons known by Triad to own more than 5% of its outstanding common stock, Triad’s directors, Triad’s five most highly compensated executive officers and all of Triad’s directors and executive officers as a group. The stock ownership information presented in the table for Triad’s directors and executive officers is as of March 31, 2005.

Name of Beneficial Owner	Number of Shares(1)(2)	Percent of Class
Nancy-Ann DeParle (3)	32,499	*
Barbara A. Durand, R.N., Ed.D. (3)	40,356	*
Donald P. Fay (3)	180,297	*
Thomas F. Frist III (3)(4)	386,131	*
Donald B. Halverstadt, M.D. (3)	30,318	*
Michael K. Jhin (3)	6,462	*
Dale V. Kesler (3)	45,355	*
Thomas G. Loeffler, Esq (3)	16,457	*
Harriet R. Michel (3)	6,462	*
Daniel J. Moen (3)(5)	137,958	*
Michael J. Parsons (3)	384,462	*
Uwe E. Reinhardt, Ph.D (3)	55,963	*
Gale E. Sayers (3)	32,849	*
James D. Shelton (3)	911,494	1.1%
Burke W. Whitman (3)	358,303	*
All Directors and Executive Officers as a Group (24 persons)(3)	3,265,915	3.9%

*	Less than one percent
(1)	Unless otherwise indicated, each stockholder shown on the table has sole voting and investment power with respect to the shares beneficially owned. The number of shares shown does not include the interest of certain persons in shares held by family members in their own right.
(2)	Each named person or group is deemed to be the beneficial owner of securities which may be acquired within 60 days through the exercise or conversion of options, warrants and rights, if any, and such securities are deemed to be outstanding for the purpose of computing the percentage beneficially owned by such person or group. Such securities are not deemed to be outstanding for the purpose of computing the percentage beneficially owned by any other person or group. Accordingly, the indicated number of shares includes shares issuable upon conversion of convertible securities or upon exercise of options (including employee stock options) held by such person or group.
(3)	Of the shares reported for Drs. Durand, Halverstadt and Reinhardt, and Messrs. Fay, Frist, Jhin, Kesler, Loeffler, Moen, Parsons, Sayers, Shelton and Whitman, and Mmes. DeParle and Michel 34,375; 29,375; 55,375; 159,394; 55,375; 5,000; 41,375; 14,000; 123,750; 333,412; 29,375; 659,409; 249,705; 31,375; and 5,000 shares, respectively, represent shares that are issuable pursuant to options that are exercisable within 60 days. Of the shares reported for all directors and executive officers as a group, 2,401,274 shares represent shares that are issuable pursuant to options exercisable within 60 days.
(4)	Of the shares reported, Mr. Frist has shared voting and investment power with respect to 115,486 shares held by a family corporation in which he is a shareholder, and 26,278 shares held by a family limited partnership in which he is a general partner.
(5)	Of the shares reported for Mr. Moen, 93 shares are held in a family trust. Mr. Moen disclaims beneficial ownership of these 93 shares.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s certificate of incorporation provides that the Board of Directors is to be divided into three classes of directors, which are required to be as nearly equal in number as possible. At each annual meeting of stockholders, one class of directors is elected to a term of three years. Directors for Class III are to be elected at this 2005 Annual Meeting for three-year terms expiring in 2008.

Michael J. Parsons, Thomas G. Loeffler, Esq. and Uwe E. Reinhardt, Ph.D. have been nominated by the Board of Directors for election as Class III directors at the 2005 Annual Meeting, each to serve for a term of three years, until the 2008 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Stockholders may vote at the 2005 Annual Meeting only for the nominees named above.

The Board of Directors recommends a vote “FOR” the election of these nominees as directors.

Proxies in the enclosed form received from holders of common stock prior to the 2005 Annual Meeting will be voted for the election of the three nominees named above as directors of the Company unless stockholders indicate otherwise. If any of the foregoing nominees is unable to serve for any reason (which event is not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons as may be determined by the holders of such proxy unless stockholders indicate otherwise. Directors will be elected by the affirmative vote of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote at the 2005 Annual Meeting. Thus, those nominees who receive the three highest numbers of votes for their election as directors will be elected, regardless of the number of shares that are not voted for the election of such nominees. Shares with respect to which authority to vote for any nominee or nominees is withheld will not be counted in the total number of shares voted for such nominee or nominees.

Information concerning each of the nominees named for election as directors along with information concerning the Class I and Class II directors, whose terms of office will continue after the 2005 Annual Meeting, is set forth below.

NOMINEES FOR ELECTION

CLASS III—TERM WILL EXPIRE IN 2008

MICHAEL J. PARSONS	Director since 1999	Age 49

Michael J. Parsons has served as Executive Vice President and Chief Operating Officer and a Director of Triad since the date of the Company’s spin-off from Columbia/HCA Healthcare Corporation, now known as HCA Inc. (“HCA”), on May 11, 1999. From January 1, 1998 through May 11, 1999, he served as the Chief Operating Officer of the Pacific Group of HCA. Prior to that time, Mr. Parsons served as Chief Financial Officer of the Central Group of HCA from July 1994 until January 1, 1998; and Chief Financial Officer of the Central Group of National Medical Enterprises, Inc. prior thereto. Mr. Parsons is the past chairman of the board of directors of the Federation of American Hospitals.

THOMAS G. LOEFFLER, ESQ.	Director since 1999	Age 58

Thomas G. Loeffler, Esq. is the founder, chairman and senior partner at the law firm of Loeffler Tuggey Pauerstein Rosenthal LLP and the Loeffler Group, a governmental affairs organization with offices in San Antonio and Austin, Texas and Washington D.C. From May 2001 until November, 2004, he served as a partner in the law firm of Loeffler, Jonas & Tuggey, LLP and from June 1993 to April 30, 2001, Mr. Loeffler served as a partner at the law firm of Arter & Hadden LLP; he was an attorney and a consultant prior thereto. Mr. Loeffler served as a member of the U.S. Congress from 1979 to 1987. Mr. Loeffler is a Member of the Chancellor’s Council of the University of Texas System and serves as a Trustee of the University of Texas School of Law Foundation.

UWE E. REINHARDT, PH.D.	Director since 1999	Age 67

Uwe E. Reinhardt, Ph.D. is the James Madison Professor of Political Economy and Professor of Economics and Public Affairs at Princeton University. Dr. Reinhardt is a Trustee of Duke University Health Center, H&Q Healthcare Investors and H&Q Life Sciences Investors, a Member of the Board of Boston Scientific Corporation and the Center for Healthcare Strategies, Inc., a Director of Amerigroup Corporation and a Member of the External Advisory Panel for Health, Nutrition and Population, the World Bank.

DIRECTORS CONTINUING IN OFFICE

CLASS I—TERM WILL EXPIRE IN 2006

DALE V. KESLER	Director since 1999	Age 66

Dale V. Kesler served as a partner at Arthur Andersen LLP until April 1996 and as Managing Partner of Arthur Andersen’s Dallas/Fort Worth office from 1983 to 1994. Mr. Kesler is a director of CellStar Corporation, ElkCorp, Aleris International, Inc., and New Millennium Homes.

BARBARA A. DURAND, R.N., ED.D.	Director since 2000	Age 67

Barbara A. Durand, R.N., Ed.D is Professor and Dean Emeritus of the Arizona State University College of Nursing (“ASUCN”). She served as Dean of ASUCN from 1993 to 2004. Prior to such time, she was Professor and Chairperson in the Department of Maternal-Child Nursing, Rush University, Rush-Presbyterian-St. Luke’s Medical Center. Dr. Durand is a fellow of the American Academy of Nursing.

DONALD B. HALVERSTADT, M.D.	Director since 1999	Age 70

Donald B. Halverstadt, M.D. is the Senior Physician of the Pediatric Urology Service, Children’s Hospital of Oklahoma, University of Oklahoma Health Science Center. He served as Chief of such service from 1967 to 2004. He is a Vice Chairman and a member of the Board of Governors of the Oklahoma University Medical Center Hospital System. He is the former Chairman of the University of Oklahoma Board of Regents of which he was a member from 1993 to 2001. Dr. Halverstadt is a member of the corporate board of trustees of the Presbyterian Health Foundation and a director of BancFirst Corporation.

HARRIET R. MICHEL	Director since 2004	Age 62

Harriet R. Michel is President of the National Minority Supplier Development Council (“NMSDC”), a private non-profit organization that expands business opportunities for minority-owned companies of all sizes. Before joining NMSDC in September 1988, she was a resident fellow at the institute of Politics, Kennedy School of Government, Harvard University. Prior to that time, she was president and chief executive officer of the New York Urban League. Ms. Michel is a director of New York National Bank.

CLASS II—TERM WILL EXPIRE IN 2007

JAMES D. SHELTON	Director since 1999	Age 51

James D. Shelton has served as Chairman of the Board, President and Chief Executive Officer of Triad since the date of the Company’s spin-off from HCA on May 11, 1999. From January 1, 1998 through May 11, 1999, he served as the President of the Pacific Group of HCA. Prior to that time, Mr. Shelton served as President of the Central Group of HCA from June 1994 until January 1, 1998; Executive Vice President of the Central Division of National Medical Enterprises, Inc. (now known as Tenet Healthcare Corporation) from May 1993 to June 1994; and Senior Vice President of Operations of National Medical Enterprises, Inc. prior thereto. Mr. Shelton is a member of the board of trustees of the American Hospital Association.

THOMAS F. FRIST III	Director since 1999	Age 37

Thomas F. Frist III is the managing member of Frist Capital, LLC, a private investment firm based in Nashville, Tennessee and the successor to FS Partners, LLC, which he co-founded in 1994. Prior to such time, he was a principal at Rainwater, Inc., a private investment firm.

GALE E. SAYERS	Director since 1999	Age 61

Gale E. Sayers is President and CEO of Sayers 40, Inc., a national provider of customized technology solutions to commercial and healthcare accounts that he co-founded in 1984. Mr. Sayers manages Sayers and Sayers Enterprises, a sports marketing and public relations firm. Mr. Sayers is a director of American Century Mutual Funds.

NANCY-ANN DEPARLE	Director since 2001	Age 48

Nancy-Ann DeParle is a healthcare consultant in Washington, D.C., a Senior Advisor to J.P. Morgan Partners, LLC and an Adjunct Professor at the Wharton School of the University of Pennsylvania. From November 1997 through October 2000, she served as the Administrator of the Healthcare Financing Administration, now known as the Centers for Medicare and Medicaid Services. Prior to that time, she served as Associate Director of Health and Personnel at the White House Office of Management and Budget. Ms. DeParle is a director of Accredo Health, Inc., Cerner Corporation, DaVita, Inc. and Guidant Corporation.

MICHAEL K. JHIN	Director since 2004	Age 55

Michael K. Jhin is Chief Executive Officer Emeritus of St. Luke’s Episcopal Health System (“St. Luke’s EHS”), a healthcare system located in Houston, Texas. From 1995 through 2003, Mr. Jhin served as President and Chief Executive Officer, and until 2000 he also served as Hospital Chief Executive Officer, of St. Luke’s EHS. Mr. Jhin is a director of EGL, Inc.

CORPORATE GOVERNANCE GUIDELINES

The Board of Directors has adopted Corporate Governance Guidelines to guide the Company and the Board of Directors in matters of corporate governance, including the role of the board, selection and composition of the board, board operation and structure, board committees, leadership development, stock ownership by directors and executive officers, conduct and ethics, and reliance on management and outside advisors. The Corporate Governance Guidelines are available on Triad’s website at www.triadhospitals.com and a printed copy will be furnished to any shareholder upon request addressed to Corporate Secretary, Triad Hospitals, Inc., 5800 Tennyson Parkway, Plano, Texas 75024.

CONFLICTS OF INTEREST POLICY AND CODE OF ETHICS

The Company has adopted a Conflicts of Interest Policy that applies to the Board of Directors and executive officers, including the chief executive officer, chief financial officer and controller. The Conflicts of Interest Policy supplements Triad’s Code of Conduct governing all employees and the Board of Directors. The Conflicts of Interest Policy and the Code of Conduct are available on Triad’s website at www.triadhospitals.com. In the event that Triad amends or waives any of the provisions of the Conflicts of Interest Policy or the Code of Conduct applicable to Triad’s chief executive officer, chief financial officer or controller, Triad intends to disclose such amendment or waiver on its website. Printed copies of the Conflicts of Interest Policy and the Code of Conduct are available to any shareholder by request addressed to Corporate Secretary, Triad Hospitals, Inc., 5800 Tennyson Parkway, Plano, Texas 75024.

DIRECTOR INDEPENDENCE

The Board of Directors has affirmatively determined that each member of the Board of Directors, with the exception of Messrs. Shelton and Parsons, who are executive officers of the Company, is independent within the meaning of the applicable listing standards of the New York Stock Exchange. No director is considered independent unless the Board of Directors affirmatively determines that he or she has no material relationship with the Company either directly or as a partner, shareholder, or officer of an organization that has a material relationship with the Company. For purposes of this determination references to the Company include any subsidiary of the Company. No later than the date of the 2005 Annual Meeting, the Board of Directors expects to adopt Categorical Standards of Director Independence to assist it in making future determinations of director independence. When adopted, the Categorical Standards of Director Independence will be available on our website at www.triadhospitals.com and a printed copy will be furnished to any shareholder upon request addressed to Corporate Secretary, Triad Hospitals, Inc., 5800 Tennyson Parkway, Plano, Texas 75024.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held five meetings in 2004. Each director attended at least seventy-five percent of the aggregate of (a) all meetings of the Board of Directors held during his or her tenure as a director and (b) all meetings of the committees of the Board of Directors on which such director served, during the period when he or she served on such committee. Each director is encouraged to attend the Company’s Annual Meeting of Stockholders. Two directors attended the Company’s 2004 Annual Meeting of Stockholders.

The Board of Directors has a number of standing committees, including an Executive Committee, an Audit Committee, an Ethics and Compliance Committee, a Quality Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

The Executive Committee may exercise certain powers of the Board of Directors regarding the management and direction of the business and affairs of the Company when the Board of Directors is not in session. All action taken by the Executive Committee is reported to and reviewed by the Board of Directors. The members of the Executive Committee are Mr. Loeffler, Mr. Kesler and Mr. Shelton, with Mr. Shelton serving as Chair. The Executive Committee held no meetings in 2004.

Triad’s Audit Committee of the Board of Directors is responsible for (1) the appointment, retention, termination, compensation, terms of engagement, evaluation and oversight of the work of the Company’s independent registered public accounting firm, (2) evaluating the qualifications and independence of the independent registered public accounting firm, (3) pre-approving all audit and non-audit services provided to Triad by the independent registered public accounting firm, (4) reviewing and making reports and recommendations to the Board of Directors with respect to the internal audit activities, accounting controls and procedures for financial reporting of Triad, (5) reviewing and discussing with management Triad’s annual consolidated financial statements, quarterly financial statements, earnings press releases and financial information and earnings guidance prior to their release by Triad, (6) overseeing the accounting and financial reporting processes of Triad and the audits of the financial statements of Triad, (7) reviewing Triad’s legal, regulatory and ethical compliance programs, (8) establishing procedures for the receipt, retention, and treatment of complaints received by Triad regarding accounting, internal controls or auditing matters and (9) fulfilling the other responsibilities set forth in the Audit Committee charter, a copy of which is available on Triad’s website at www.triadhospitals.com and a printed copy of which will be furnished to any shareholder upon request addressed to Corporate Secretary, Triad Hospitals, Inc., 5800 Tennyson Parkway, Plano, Texas 75024. The members of the Audit Committee are Mr. Frist, Mr. Kesler and Dr. Reinhardt, with Mr. Kesler serving as Chair. Each of the members of the Audit Committee is independent within the meaning of the applicable listing standards of the New York Stock Exchange and the Securities and Exchange Commission rules. The Board of Directors has determined that Mr. Kesler is an “audit committee financial expert” as defined by Securities and Exchange Commission rules. Under the listing standards of the New York Stock Exchange a member of the Audit Committee may not serve on the audit committee of more than three public companies unless the Board of

Directors determines that such simultaneous service would not impair the ability of such member to effectively serve on Triad’s Audit Committee. The Board of Directors has determined that Mr. Kesler’s service on the audit committees of three other public companies does not impair his ability to serve effectively on Triad’s Audit Committee. The Audit Committee held 15 meetings in 2004.

The Ethics and Compliance Committee of the Board of Directors monitors adherence to the Company’s regulatory compliance program, and monitors and oversees the Company’s compliance with (1) all criminal, civil or administrative laws applicable to Triad’s business, (2) the provisions of the Corporate Integrity Agreement entered into as of November 1, 2001 between the Company and the Office of the Inspector General of the Department of Health and Human Services and (3) the terms and provisions of codes of conduct adopted from time to time by the Company and its subsidiaries. The members of the Ethics and Compliance Committee are Ms. DeParle, Dr. Halverstadt and Mr. Kesler, with Dr. Halverstadt serving as chair. The charter of the Ethics and Compliance Committee is available on our website at www.triadhospitals.com and a printed copy will be furnished to any shareholder upon request addressed to Corporate Secretary, Triad Hospitals, Inc., 5800 Tennyson Parkway, Plano, Texas 75024. The Ethics and Compliance Committee held four meetings in 2004.

The Quality Committee of the Board of Directors is responsible for reviewing the quality of services provided to patients at various healthcare facilities operated by the Company’s subsidiaries. The members of the Quality Committee are Mr. Parsons, Mr. Jhin and Dr. Durand, and Dr. Rick Martin, M.D., president of the Company’s National Physician Leadership Group, serving in an ex officio capacity, with Mr. Parsons serving as Chair. The Quality Committee held four meetings in 2004.

The Compensation Committee of the Board of Directors is responsible for reviewing and approving compensation arrangements for the Chief Executive Officer, and reviewing and making recommendations to the Board of Directors in respect of compensation arrangements for other executive management of Triad, reviewing compensation plans relating to officers, grants of options and other benefits under Triad’s employee benefit plans and reviewing generally Triad’s employee compensation policy. The members of the Compensation Committee are Mr. Sayers, Ms. Michel and Mr. Loeffler, with Mr. Loeffler serving as Chair. The Compensation Committee held four meetings in 2004. Each of the members of the Compensation Committee is independent within the meaning of the applicable listing standards of the New York Stock Exchange. The charter of the Compensation Committee is available on Triad’s website at www.triadhospitals.com and a printed copy will be furnished to any shareholder upon request addressed to Corporate Secretary, Triad Hospitals, Inc., 5800 Tennyson Parkway, Plano, Texas 75024.

The Nominating and Corporate Governance Committee is responsible for (i) screening candidates to be nominated for election to the Board of Directors by the stockholders or chosen to fill newly created directorships or vacancies on the Board of Directors, (ii) developing and recommending to the Board of Directors corporate governance principles applicable to the Company, (iii) reviewing and considering developments in corporate governance practices, and (iv) developing and overseeing an annual self-evaluation process for the Board of Directors and its committees. The members of the Nominating and Corporate Governance Committee are Mr. Sayers, Ms. DeParle and Dr. Halverstadt, with Mr. Sayers serving as Chair. The Nominating and Corporate Governance Committee held one meeting in 2004. Each of the members of the Nominating and Corporate Governance Committee is independent within the meaning of the applicable listing standards of the New York Stock Exchange. The Nominating and Corporate Governance Committee charter is available on our website at www.triadhospitals.com and a printed copy will be furnished to any shareholder upon request addressed to Corporate Secretary, Triad Hospitals, Inc., 5800 Tennyson Parkway, Plano, Texas 75024.

The Nominating and Corporate Governance Committee will consider candidates for nomination as a director recommended by stockholders in accordance with the procedures described under “Stockholder Nominations and Proposals.” In addition to considering candidates suggested by stockholders, the Nominating and Corporate Governance Committee also considers candidates recommended by directors, officers, third party search firms and others. The Nominating and Corporate Governance Committee screens all potential candidates in the same manner regardless of the source of the recommendation. In identifying and recommending nominees for positions on the Board of Directors, the Nominating and Corporate Governance Committee places primary emphasis on diversity, experience, integrity, competence, dedication and skills, and the availability to the Board of Directors of an appropriate mix of skills in fields related to the current or future business directions of the Company, all in the context of the perceived needs of the Board of Directors at that point in time. The Nominating and Corporate Governance Committee will also consider a candidate’s ability and willingness to spend the time needed to properly discharge the responsibilities of a director. The Company has retained a third party executive search firm to identify potential nominees for director from time to time upon request and to conduct research and prepare reports on potential nominees’ backgrounds and experience.

In addition to the meetings of the committees of the Board of Directors described above, the directors who are not also officers of the Company or any of its affiliates (“Non-Management Directors”) hold private meetings, without any officer of the Company present, at least twice a year and normally meet after the adjournment of each regularly scheduled meeting of the Board of Directors. In the event that the group of Non-Management Directors includes directors who are not independent within the meaning of the applicable listing standards of the New York Stock Exchange, at least once a year a private meeting is held with only independent Non-Management Directors present. Mr. Loeffler has been selected by the Non-Management Directors as the presiding director at these meetings of Non-Management Directors.

COMMUNICATION WITH THE BOARD OF DIRECTORS

You may communicate with any of our directors, our board as a group, any board committee, the presiding director of the private sessions of our Non-Management Directors, or with our Non-Management Directors as a group by writing to Corporate Secretary, Triad Hospitals, Inc., 5800 Tennyson Parkway, Plano, Texas 75024. The Corporate Secretary will direct all correspondence that, in the opinion of the Corporate Secretary, deals with functions of the Board or committees thereof or that otherwise requires their attention, to each director and committee to whom it is addressed. Concerns relating to accounting, internal controls or auditing matters will be handled in accordance with the procedures established by the Audit Committee with respect to such matters.

COMPENSATION OF DIRECTORS

The annual retainer for outside directors who are neither officers nor employees of Triad is $50,000 and the Board of Directors meeting fee is $2,500 per meeting. Committee members receive a fee of $500 per committee meeting, payable only for attendance at committee meetings not held in conjunction with a meeting of the Board of Directors. Directors also are reimbursed for expenses incurred relating to attendance at meetings. Outside directors may elect to receive deferred stock units convertible into common stock, in lieu of all or a portion, in multiples of 25%, of their annual retainer. Each of Mmes. Durand and Michel and Messrs. Frist and Jhin elected to receive deferred stock units in lieu of 100% of their 2004 annual retainer. Mr. Kesler and Ms. DeParle elected to receive deferred stock units in lieu of 50% and 25%, respectively, of their 2004 annual retainer. Messrs. Halverstadt, Loeffler, Reinhardt and Sayers did not elect to receive deferred stock units in lieu of any portion of their 2004 annual retainer. Deferred stock units are paid out at the earlier of a five-year period or the end of the director’s service on the board.

New outside directors are awarded an initial option to acquire a number of shares of common stock determined by the Board of Directors. The Board of Directors’ practice has been to award initial options covering 20,000 shares of common stock. In addition, each outside director receives an annual option to acquire a number of shares of common stock determined by the Board of Directors. Discretionary options may also be awarded by the Board of Directors to the outside directors. Initial options and annual options become exercisable as to 25% of the shares covered by the option on each of the first four anniversaries of the date of the grant. All options have a maximum term of 10 years, are exercisable at the fair market value of the common stock on the date of the grant, and become immediately exercisable upon a change of control of Triad. On May 25, 2004, Ms. Michel and Mr. Jhin each received an initial option grant covering 20,000 shares of Triad common stock and each of the remaining outside directors received an annual option grant covering 8,000 shares of Triad common stock.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

BURKE W. WHITMAN, age 49, has served as Executive Vice President and Chief Financial Officer of the Company since May 11, 1999. From May 11, 1999 to July 8, 2001 he also served as Treasurer of the Company. From February 1, 1999 through May 11, 1999, he served as Chief Financial Officer of the Pacific Group of HCA. From May 1994 until January 31, 1999, he served as President, Chief Financial Officer, Director and Co-founder of Deerfield Healthcare Corporation. Mr. Whitman is a member of the board of the Federation of American Hospitals. Mr. Whitman serves as a Lieutenant Colonel in the U.S. Marine Corps Reserves. Mr. Whitman was recalled to temporary active duty in March 2005 with an expected return in the fourth quarter of 2005.

DONALD P. FAY, age 61, has served as Executive Vice President, Secretary and General Counsel of the Company since May 11, 1999. From January 1, 1998 through May 11, 1999, he served as Senior Vice President of the Pacific Group of HCA. Mr. Fay served as Vice President—Legal of HCA from February 1994 through December 1997, and Senior Counsel of HCA prior thereto.

DANIEL J. MOEN, age 53, has served as Executive Vice President for Development and Management Services of the Company since October 2001. From January 2001 to September 2001, he served as Co-Chief Executive Officer of HIP Health Plan of Florida. From January 2000 to December 2000, he served as Chief Executive Officer of Healthline Management Inc. of St. Louis, Missouri. From August 1998 to December 1999, he served as an independent healthcare consultant. From March 1996 until July 1998, he served as president of the Columbia/HCA Network Group and from March 1994 to February 1996, he served as president of the Columbia/HCA Florida Group.

CHRISTOPHER A. HOLDEN, age 41, has served as a Division President of the Company since May 29, 2001. From May 11, 1999 through May 29, 2001, he served as a Senior Vice President of the Company. From January 1, 1998 through May 11, 1999, he served as President—West Division of the Central Group of HCA. Prior to such time, Mr. Holden was President of the West Texas Division of the Central Group of HCA from September 1997 until January 1, 1998; Vice President of Administration for the Central Group of HCA from August 1994 until September 1997; and Assistant Vice President—Administration of the Central Group of National Medical Enterprises, Inc. prior thereto.

NICHOLAS J. MARZOCCO, age 50, has served as a Division President of the Company since May 29, 2001. From May 11, 1999 through May 29, 2001, he served as a Senior Vice President of the Company. From January 1, 1998 through May 11, 1999, he served as President—East Division of the Pacific Group of HCA. Prior to that time, Mr. Marzocco served as Chief Operating Officer of the Louisiana Division of HCA from September 1996 until January 1, 1998; and Chief Executive Officer of North Shore Regional Medical Center, a 310-bed hospital owned by National Medical Enterprises, Inc. and located in Slidell, Louisiana, prior thereto.

G. WAYNE MCALISTER, age 58, has served as a Division President of the Company since May 29, 2001. From May 11, 1999 through May 29, 2001, he served as a Senior Vice President of the Company. From March 15, 1999 through May 11, 1999, he served as President—Central Division of the Pacific Group of HCA. Prior to such time, Mr. McAlister was an independent senior hospital management consultant from June 1997 until March 15, 1999; Regional Vice President of Paracelsus Healthcare Corporation from June 1995 until May 1997; Vice President, Operations, of Tenet Healthcare Corporation from August 1993 until May 1995; and President/Chief Operating Officer and Vice President of Operations of Healthcare International from February 1988 until November 1992.

W. STEPHEN LOVE, age 53, has served as Senior Vice President of Finance and the Controller of the Company since May 11, 1999. From March 1, 1999 through May 11, 1999, he served as Senior Vice President of Finance/Controller of the Pacific Group of HCA. Prior to that time he served as Senior Vice President/Corporate Chief Financial Officer-Operations of Charter Behavioral Health Systems, L.L.C. (formerly Charter Medical System) from December 1997 until March 1, 1999; Senior Vice President/Corporate Chief Financial Officer of Charter Behavioral Health Systems, L.L.C. from June 1997 until December 1997; and Vice President, Financial and Hospital Operations of Charter Medical System prior thereto. In March 2005, Mr. Love was appointed to act as Chief Financial Officer of the Company during Mr. Whitman’s absence.

WILLIAM R. HUSTON, age 50, has served as Senior Vice President of Finance of the Company since May 11, 1999. From January 1999 through May 11, 1999, he served as Senior Vice President of Finance of the Pacific Group of HCA. He served as Division Chief Financial Officer of various divisions of the Central Group of HCA from April 1995 to December 1998; and Division Chief Financial Officer of Tenet Healthcare Corporation prior thereto.

WILLIAM L. ANDERSON, age 55, has served as a Division President of the Company since April 27, 2001. From October 1997 through April 27, 2001, he served as President, Midwest Region of Quorum Health Group, Inc. (“Quorum”), which merged into Triad on April 27, 2001. From September 1995 until October 1997, he served as Chief Executive Officer of Lutheran Hospital of Indiana, a general acute care hospital owned by Quorum and located in Fort Wayne, Indiana. From September 1987 until September 1995, he served as Chief Executive Officer of Medical Center of Baton Rouge, a general acute care hospital then owned by Healthtrust, Inc. and located in Baton Rouge, Louisiana.

MARSHA D. POWERS, age 51, has served as a Division President of Triad since April 27, 2001. From March 1996 through April 27, 2001, she served as President, Southwest Region, for Quorum. From January 1994 through March 1996, she served as Vice President, Physician/Hospital Integration, of Quorum. From May 1989 through December 1993, she served as Chief Executive Officer of Fort Bend Hospital, a 65-bed hospital then owned by Epic Healthcare Group, Inc. and located in Missouri City, Texas.

THOMAS H. FRAZIER, JR., age 47, has served as Senior Vice President of Administration of the Company since April 27, 2001. From May 1999 through April 27, 2001, he served as Chief Financial Officer of Triad’s East Division. From July 1, 1998 through May 11, 1999, he served as Chief Financial Officer of the East Division of the Pacific Group of HCA. From April 1998 through July 1, 1998, he served as interim chief executive officer of one of HCA’s physician management groups. From January 1998 through April 1998, he served as interim chief executive officer for Douglas Community Medical Center, a general acute care hospital owned by HCA and located in Roseburg, Oregon. From May 1996 through December 1997, he served as chief executive officer for HCA’s Mesquite Hospital development project, a project under which HCA intended to construct a general acute care hospital in Mesquite, Texas. From April 1995 through April 1996, Mr. Frazier served as chief operating officer at Plaza Medical Center, a general acute care hospital owned by HCA and located in Fort Worth, Texas.

JAMES R. BEDENBAUGH, age 56, has served as Senior Vice President and Treasurer of the Company since July 9, 2001. From August 1984 until July 2001 Mr. Bedenbaugh held various treasury and finance positions at Magellan Health Services, Inc., including Senior Vice President of Finance, Treasurer and Assistant Secretary from March 1997 until July 2001, Vice President, Treasurer and Assistant Secretary from March 1995 until March 1997, Treasurer from December 1991 until March 1995, and various other treasury positions from August 1984 until December 1991. Prior to that time Mr. Bedenbaugh served in various financial positions at Maryland National Corporation and Martin Marietta Corporation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Triad’s executive officers and directors, and persons who own more than ten percent of the outstanding common stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to provide Triad with copies of these reports. To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company and representations that no other reports were required, all Section 16(a) filing requirements applicable to all of its executive officers, directors and greater than ten-percent stockholders were complied with during fiscal 2004, except that each of Messrs. Anderson, Holden, Love and Moen reported late one acquisition of shares of common stock, and Mr. Frazier inadvertently omitted to disclose ownership of 28 shares of common stock in his initial statement of beneficial ownership on Form 3 filed in 2001.

EXECUTIVE COMPENSATION

The information under this heading relates to the chief executive officer and the four other most highly compensated executive officers of the Company serving as executive officers at the end of 2004.

Summary Compensation Table

	Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Other Annual Compensation (2)		Restricted Stock Awards ($) (3)		Securities Underlying Options (#)	All Other Compensation (4)
James D. Shelton Chairman, President and Chief Executive Officer	2004 2003 2002	$1,361,213 976,240 976,240	$1,228,734 731,250 1,096,875	$ $	125,431 78,989 —	$	— — —	300,000 100,000 250,000	$13,225 13,000 9,000

Michael J. Parsons Executive Vice President and Chief Operating Officer	2004 2003 2002	502,298 487,744 473,187	283,882 243,934 355,243		— — —		— — —	100,000 20,000 75,000	13,325 9,000 9,000

Burke W. Whitman Executive Vice President and Chief Financial Officer	2004 2003 2002	484,129 470,105 456,077	273,560 235,064 342,326		— — —		53,151 — 36,627	100,000 20,000 75,000	9,225 9,000 7,000

Daniel J. Moen Executive Vice President	2004 2003 2002	466,605 453,013 442,167	263,709 226,600 55,000		— — —		51,236 43,979 35,683	80,000 20,000 50,000	7,175 7,000 7,000

Donald P. Fay Executive Vice President, Secretary and General Counsel	2004 2003 2002	370,486 358,833 348,055	209,047 179,629 261,596		— — —		— — —	80,000 20,000 50,000	10,250 10,000 10,000

(1)	Reflects bonus earned during the fiscal year. In some instances, all or a portion of the bonus was paid during the following fiscal year.
(2)	The amount reported for Mr. Shelton in 2004 includes $113,867 for personal use of Triad’s aircraft and the amount reported for Mr. Shelton in 2003 includes $57,305 for personal use of Triad’s aircraft and $17,342 for legal fees in connection with entering into an employment agreement with Triad.
(3)	Amounts reported represent the dollar value of the difference between amounts paid by the executive officer to purchase shares of Triad common stock under Triad’s Management Stock Purchase Plan and the value of the purchased Triad common stock on the date of purchase. Restrictions on these shares expire after three years, subject to continued employment with Triad or upon a change in control (as defined in the plan). As of December 31, 2004, Messrs. Whitman and Moen held an aggregate of 8,825 and 13,995 shares of restricted Triad common stock, respectively. As of December 31, 2004, Messrs. Shelton, Parsons and Fay held no shares of restricted Triad common stock. Pursuant to Securities and Exchange Commission rules, after deducting the consideration paid therefor, the shares held by Messrs. Whitman and Moen had a net pre-tax value of $94,652 and $182,120, respectively. Dividends will be payable on shares of restricted stock if and to the extent paid on Triad’s common stock generally, regardless of whether or not the restrictions have expired.
(4)	Consists of contributions by Triad on behalf of the executive officer to the savings and investment plan.

Option Grants In Last Fiscal Year

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Securities Option Term (4)
Name	Number of Securities Underlying Options (#) (1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/sh) (2) (3)	Expiration Date
					5% ($)	10% ($)
James D. Shelton	300,000	12.01%	$35.52	02/04/14	$6,701,501	$16,982,920
Michael J. Parsons	100,000	4.00%	35.52	02/04/14	2,233,834	5,660,973
Burke W. Whitman	100,000	4.00%	35.52	02/04/14	2,233,834	5,660,973
Daniel J. Moen	80,000	3.20%	35.52	02/04/14	1,787,067	4,528,779
Donald P. Fay	80,000	3.20%	35.52	02/04/14	1,787,067	4,528,779

(1)	The options become exercisable with respect to 25% of the shares covered thereby on the first, second, third and fourth anniversary dates following the date of grant, subject to continued employment with Triad, and become 100% vested upon a change in control (as defined in the plan).
(2)	The option exercise price may be paid in shares of Triad common stock owned by the executive officer, in cash, or a combination thereof.
(3)	The exercise price was equal to the fair market value of the Triad common stock on the date of the grant.
(4)	The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Triad common stock over the term of the options. These amounts do not take into account provisions of the options relating to termination of the option following termination of employment, non-transferability or vesting over periods of up to four years.

Aggregated Option Exercises In Last Fiscal Year And Fiscal

Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the- Money Options at Fiscal Year-End ($) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
James D. Shelton	583,130	$15,165,753	476,909	540,000	$5,946,597	$2,273,150
Michael J. Parsons	118,776	2,772,772	341,661	172,500	6,241,959	672,000
Burke W. Whitman	106,000	2,649,921	237,955	172,500	3,585,004	672,000
Daniel J. Moen	—	—	86,250	138,750	707,663	605,688
Donald P. Fay	17,376	425,092	158,013	132,500	2,546,438	520,875

(1)	The closing price for the Triad common stock, as reported by the New York Stock Exchange, on December 31, 2004 was $37.21 per share. Value is calculated on the basis of the difference between the option exercise price and $37.21 per share, multiplied by the number of shares of Triad common stock underlying the option.

Equity Compensation Plans

The following table summarizes Triad’s equity compensation plan information as of December 31, 2004:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (1)
Equity compensation plans approved by security holders	9,921,579	$28.93	6,160,476
Equity compensation plans not approved by security holders	—	—	—

Total	9,921,579	$28.93	6,160,476

(1)	Includes the following:

4,361,849 shares of common stock available for issuance under the 1999 Long-Term Incentive Plan, as amended;

220,501 shares of common stock available for issuance under the Outside Directors Stock and Incentive Plan, as amended;

43,682 shares of common stock available for issuance under the Management Stock Purchase Plan; and

1,534,444 shares of common stock available for issuance under the Employee Stock Purchase Plan.

As of March 31, 2005, there were 9,493,739 shares of common stock to be issued upon the exercise of outstanding options and rights under the Company’s equity compensation plans. These outstanding options and rights had a weighted average term to expiration of 7.8 years and a weighted average exercise price of $32.28. As of March 31, 2005, there were 4,147,406 shares of common stock available for issuance under the Company’s equity compensation plans, including 2,452,380 shares of common stock available for issuance under the 1999 Long-Term Incentive Plan, as amended, 116,500 shares of common stock available for issuance under the Outside Directors Stock and Incentive Compensation Plan, as amended, 43,682 shares of common stock available for issuance under the Management Stock Purchase Plan and 1,534,444 shares of common stock available for issuance under the Employee Stock Purchase Plan.

Employment Contracts, Termination Of Employment Arrangements And

Change In Control Arrangements

With the exception of Mr. Shelton, none of the executive officers of Triad have an employment contract with Triad. All employees of Triad are covered by Triad’s severance policy, under which, in certain circumstances, an employee whose employment with Triad is involuntarily terminated may receive as a severance benefit up to 52 weeks of salary. In addition, all award agreements entered into with employees relating to grants under the Triad 1999 Long-Term Incentive Plan provide that the stock options granted become fully vested and exercisable upon the occurrence of a Change of Control (as defined in the plan).

Triad entered into an employment agreement with Mr. Shelton on September 1, 2003 for a period of three years. The contract will be automatically renewed on each anniversary thereafter and shall continue for additional one-year terms unless Triad or Mr. Shelton takes specific actions to terminate it. Pursuant to the terms of the agreement, Triad has agreed to employ Mr. Shelton as President and Chief Executive Officer and to use its best efforts to cause him to be a director and Chairman of the Board of Directors of Triad. The agreement provides for a minimum annual salary of $975,000, subject to increase, as well as participation in all incentive compensation plans and programs maintained by Triad and applicable generally to senior executives, including the Triad Corporate Annual Incentive Plan and the Triad 1999 Long-Term Incentive Plan, and all savings and retirement plans and programs and welfare benefit plans and programs maintained by Triad and applicable generally to senior executives. The agreement also provides for reasonable use by Mr. Shelton of Triad’s aircraft for personal trips when such aircraft are not otherwise needed for Triad business purposes and certain other benefits including reimbursement of country club dues and tax preparation services.

In the event of termination of Mr. Shelton’s employment as a result of Disability (as defined in the agreement), Mr. Shelton, or his beneficiaries, will be entitled to receive an amount equal to three times Mr. Shelton’s Aggregate Compensation (defined as base salary, incentive bonus and taxable benefits) for the calendar year preceding the year in which the date of termination occurs, payable in bi-weekly installments over a period of three years, any incentive bonus and deferred compensation, and the continuation of medical benefits until Mr. Shelton attains the age of 65 or, if he should die prior to attaining the age of 65, for three years following the date of his death. In the event of termination of Mr. Shelton’s employment as a result of his death, his beneficiaries will be entitled to receive an amount equal to two times Mr. Shelton’s Aggregate Compensation for the calendar year preceding the year in which the date of his death occurs, payable in bi-weekly installments over a period of two years, any incentive bonus and deferred compensation, and the continuation of medical benefits for three years following the date of his death. In the event of termination of Mr. Shelton’s employment (i) by Triad upon the expiration of the term of his employment, or (ii) by Triad or Mr. Shelton within 18 months after a Change of Control (as defined in the agreement) (or termination by Triad prior to a Change of Control arising in connection with a Change of Control), or (iii) by Mr. Shelton at any time for Good Reason (as defined in the agreement), Mr. Shelton will be entitled to receive a lump sum payment equal to three times Mr. Shelton’s Aggregate Compensation for the calendar year preceding the year in which the date of termination occurs, any deferred compensation and the continuation of medical benefits for three years following the date of termination. If Mr. Shelton’s employment is terminated by Triad for Cause (as defined in the agreement) or by Mr. Shelton upon expiration of the term of his employment, Mr. Shelton will be entitled to any unpaid base salary through the date of termination, any deferred compensation and the right to maintain health insurance benefits at his expense as provided by law. If Mr. Shelton’s employment is terminated by Triad for Cause or by Mr. Shelton upon expiration of the term of his employment or if stockholder approval would otherwise be required in connection with the treatment of his options, Mr. Shelton’s options will be exercisable as provided in Triad’s 1999 Long-Term Incentive Plan. If Mr. Shelton’s employment is terminated for any other reason, Mr. Shelton’s vested options will be exercisable for two years following the date of termination, subject to applicable regulatory requirements and provided that stockholder approval is not required. Mr. Shelton’s employment agreement provides that, during the term of his employment and for three years following the date of his termination for any reason, Mr. Shelton may not, directly or indirectly, engage in any business conducted by Triad in any geographic area in which Triad is then conducting such business.

Compensation Committee Report On Executive Compensation

The determination of the compensation of the Company’s executive officers is made by the Compensation Committee of the Board of Directors, which is composed entirely of independent directors. The Committee is responsible for reviewing and approving compensation arrangements for the Chief Executive Officer, reviewing and making recommendations to the Board of Directors in respect of compensation arrangements for other executive officers and senior management of the Company, reviewing compensation plans and practices relating to senior management, administering the Company’s equity-based employee benefit plans and reviewing generally the Company’s employee compensation policy and programs.

Compensation Philosophy

The Committee believes that performance and compensation should be evaluated on an ongoing basis to ensure that the Company remains competitive and maintains its ability to attract, retain and motivate highly qualified personnel. The Committee believes that the most effective compensation programs align the short and long term interests of executives with those of stockholders and, therefore, the Committee favors a balanced mix of cash and equity-based compensation. Base salary and annual incentives reward achievement of the Company’s short term objectives, and long term equity-based incentives encourage executives to focus on maximizing long term shareholder value.

During 2004, the Company retained Mercer Human Resource Consulting (“Mercer”), a nationally recognized independent compensation consulting firm, to conduct an analysis of the Company’s executive compensation practices based on a review of peer companies and published survey data. The Mercer analysis indicated that total 2004 compensation for a majority of the Company’s executive officers, including base and incentive compensation and taking into account the changes described below, was between the median and the 75th percentile of the comparable companies reviewed.

Base Salaries

The base salaries for 2004 of the named executive officers are listed in the Summary Compensation Table in the “Executive Compensation” section of this Proxy Statement. These salaries and the salaries of other executive officers are evaluated annually by the Committee. In determining appropriate salary levels and salary increases for 2004, the Committee considered individual performance, experience and level of responsibility, overall company performance, division performance (in the case of division executives) and pay practices at peer companies, as well as recommendations by the Chief Executive Officer. The Committee determined to increase the 2004 base salaries of each executive officer (other than the Chief Executive Officer) by approximately 3%, to reflect anticipated cost of living increases. The Committee determined, following an evaluation of the factors described above, that existing executive officer base salaries, as adjusted for anticipated cost of living increases, were appropriate and competitive. See “—Chief Executive Officer Compensation” below for information on Chief Executive Officer compensation.

Annual Incentive Compensation

The annual incentive compensation for 2004 of the named executive officers is listed in the Summary Compensation Table in the “Executive Compensation” section of this Proxy Statement. The annual incentive compensation was determined under the Triad 2004 Corporate Annual Incentive Plan, which provides for the payment of formula-based annual cash incentives to eligible employees selected by the Committee, including all executive officers, based upon the achievement of objective business performance criteria. Annual incentive award opportunities at the Company are designed to focus management attention on key operational goals deemed important for the upcoming fiscal year, and to support the Company’s strategic goal for consistent growth by highlighting corporate and business unit earnings as the performance measures affecting incentive payments. Incentive compensation for corporate officers (including certain executive officers), payable only if the Company meets its targeted earnings per share (“EPS”), are composed of (1) a base incentive calculated using a predetermined percentage of the officer’s salary (based on level of responsibility) and (2) a supplemental incentive calculated using the amount by which the Company’s actual EPS exceeds the targeted EPS, which is capped when the Company’s actual EPS equals 120% of the targeted EPS. Incentive compensation for division officers (including certain executive officers), also payable only if the Company meets its targeted EPS, are similarly composed of a base incentive and a supplemental incentive, which is calculated based upon the amount by which the division’s actual earnings before interest, taxes, depreciation and amortization (“EBITDA”) exceeds a specified EBITDA target, are subject to decrease if the division does not meet specified EBITDA, margin and cash accounts receivable targets, and will be capped at 150% of the participant’s base salary. After the 2004 financial performance of the Company and its hospitals and other facilities was finalized, the Committee determined that the Triad 2004 Annual Incentive Plan financial performance targets had been achieved and the Committee authorized the payment of cash incentive compensation pursuant to the plan formulas.

Long Term Incentive Compensation

The Committee believes that stock option grants provide an incentive that focuses the executive’s attention on managing the business of the Company from the perspective of an owner with an equity stake in the business and helps ensure that operating decisions are based on long-term results that benefit the business and ultimately our stockholders. Option grants provide the right to purchase shares of common stock at an exercise price equal to the fair market value on the date of the grant, and thus provide compensation to the optionee only to the extent the market price of the stock increases from the date of grant until the date the option is exercised. Stock options granted to executive officers and other employees generally become vested and exercisable over a four-year period at a rate of 25% per year, based on continued employment, and have a term of exercise of ten years (subject to earlier termination upon termination of employment).

The stock options granted to the named executive officers during 2004 are listed in the Option Grants in Last Fiscal Year Table in the “Executive Compensation” section of this Proxy Statement. The Committee determined the number of options granted to the Company’s executive officers for 2004 based in part on the recommendations of the Chief Executive Officer (other than with respect to the Chief Executive Officer) and after considering the executive’s level of responsibility, present and potential contributions to the success of the Company, level of compensation, past option grants and an evaluation of competitive peer group data.

All stock options are granted under the Company’s 1999 Long-Term Incentive Plan. The Committee believes that equity based compensation is an appropriate component of compensation for, and an effective means to incentivize, employees at varying levels of responsibility. Options to purchase a total of 2,498,000 shares were granted to 253 employees of the Company for 2004. The Company is currently seeking shareholder approval to amend and increase the number of shares of common stock reserved for issuance under the 1999 Long-Term Incentive Plan. See the “Proposal 3—Amendment and Restatement of the Long-Term Incentive Plan” section of this Proxy Statement. The Board of Directors has approved this increase in order to allow the Company to continue to grant appropriate levels of long term incentive compensation as part of its overall compensation program. In addition to stock options, the 1999 Long-Term Incentive Plan provides for the award of other equity-based and long-term incentive compensation awards, and the Committee will continue to evaluate, with the input of management and its independent consultants, the advisability of granting these other types of awards in the future.

In addition to the 1999 Long-Term Incentive Plan, the Company maintains a Management Stock Purchase Plan to allow eligible employees to elect to receive up to a specified percentage of their base salary in restricted shares of common stock, subject to vesting requirements. These restricted shares are granted at a 25% discount from the six month average market price of the common stock on the grant date. The vesting period is three years from the date of grant, and subject to certain exceptions, an employee would forfeit the value of the discount and any appreciation in the stock if employment is terminated during the vesting period. Although the number of shares, if any, purchased by individual officers under the Management Stock Purchase Plan is not subject to the discretion of management or the Committee, the Committee believes that it is an important component of its executive compensation program and to that end the Committee supports the Company’s proposal seeking shareholder approval to increase the number of shares available for issuance under the Management Stock Purchase Plan. See the “Proposal 4—Amendment and Restatement of the Management Stock Purchase Plan” section of this Proxy Statement.

Chief Executive Officer Compensation

For 2004, Mr. Shelton’s base salary was $1,361,213 and the Committee awarded Mr. Shelton cash incentive compensation of $1,228,734 and granted stock options with respect to 300,000 shares of Triad common stock. Mr. Shelton is also entitled to certain other benefits pursuant to the terms of his employment agreement, which the Committee approved in 2003 (described in the “Employment Contracts, Termination of Employment Arrangements and Change in Control Arrangements” section of this Proxy Statement). These additional benefits include reasonable use of Company aircraft for personal trips when such aircraft are not otherwise needed for Triad business purposes and reimbursement of country club dues and the cost of tax preparation services. The Committee established Mr. Shelton’s compensation for 2004 generally applying the principles outlined above for executive officers, taking into account the Chief Executive Officer’s responsibility for the total enterprise, as well as Mr. Shelton’s individual performance. The Committee increased Mr. Shelton’s base salary for 2004 to $1,361,213 from $976,240 in 2003. This increase was determined based on the following factors: the Company’s overall performance over the past year, Mr. Shelton’s critical role in developing and implementing the Company’s operating strategy to actively partner with not-for-profit health care providers, an evaluation of Mr. Shelton’s significant contributions to the Company’s day-to-day business operations, Mr. Shelton’s role as a recognized leader in the for-profit hospital industry, the fact that Mr. Shelton’s base salary had not been increased since 2002, and an assessment of comparable peer group data. Mr. Shelton’s cash incentive compensation was determined pursuant to the formula described above under the Company’s 2004 Annual Incentive Plan. In establishing the stock options to be granted to Mr. Shelton under the 1999 Long-Term Incentive Plan, the Committee applied the principles outlined above in the same manner as they were applied to other executives. The Compensation Committee believes that Mr. Shelton’s total compensation is consistent with the overall remuneration philosophy of the Committee, is appropriate as compared to his peers and reflects the Committee’s subjective analysis of his performance as Chief Executive Officer.

Section 162(m) of the Internal Revenue Code of 1986

In general, Section 162(m) of the Internal Revenue Code (the “Code”) disallows a deduction to the Company for any compensation paid to its named executive officers in excess of $1 million during a calendar year, subject to an exception for compensation that qualifies as “performance-based compensation.” The Committee has endeavored, to the extent it deems consistent with the best interests of the Company and its stockholders, to obtain maximum deductibility of compensation paid to executive officers. For example, awards of stock options under the 1999 Long-Term Incentive Plan satisfy the requirements for performance-based compensation under Section 162(m). However, the Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet Section 162(m) standards when necessary to enable the Company to meet its overall objectives, even if the Company may not deduct all of the compensation. Accordingly, the Committee will award non-deductible compensation in appropriate circumstances. During 2004, the Company paid certain compensation that was not tax deductible due to the limitations of Section 162(m), but the effect on the Company’s taxes was not material to the Company.

Thomas G. Loeffler, Esq., Chairman

Gale E. Sayers

Harriet R. Michel

Members of the Compensation Committee

Performance Graph

The following graph compares at the end of 2004 the cumulative total stockholder return on the Company’s common stock, the cumulative total return of the companies on the Standard & Poor’s Midcap 400 Index and the cumulative total return on the Standard and Poor’s Hospital Management Index over the same period.

The foregoing performance graph assumes the investment of $100 on December 31, 1999, and the reinvestment of any cash dividend on the ex-dividend date in respect of such dividend.

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s internal controls and the financial reporting process. The registered independent accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and of management’s report on internal control, in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and review these controls and processes and the activities of the Company’s registered independent accounting firm. The Audit Committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or certify the activities of management and the registered independent accounting firm or to certify the independence of the registered independent accounting firm under applicable rules.

The Audit Committee has reviewed and discussed Triad’s audited financial statements and management’s report on internal control as of December 31, 2004 with management and Ernst & Young LLP, Triad’s registered independent accounting firm.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended, as issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standard No. 1, as adopted by the Independence Standards Board, and has discussed with Ernst & Young LLP its independence. When considering Ernst & Young LLP’s independence, the Audit Committee considered, among other matters, whether Ernst & Young LLP’s provision of non-audit services to the Company is compatible with maintaining the independence of Ernst & Young LLP. Consistent with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee has adopted additional policies to ensure the independence of the registered independent accounting firm such as prior committee approval of non-audit services.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements and management’s report on internal control as of December 31, 2004 be included in Triad’s Annual Report on Form 10-K. The Audit Committee also selected Ernst & Young LLP as registered independent accounting firm of the Company for the year 2005, subject to stockholder ratification.

Dale V. Kesler, Chairman

Uwe E. Reinhardt, Ph.D.

Thomas F. Frist III

Members of the Audit Committee

PROPOSAL 2—RATIFICATION OF SELECTION OF REGISTERED

INDEPENDENT ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Company’s registered independent accounting firm for the year 2005. Ernst & Young LLP served as the Company’s registered independent accounting firm in 2004. A resolution will be submitted to stockholders at the meeting for ratification of such selection. Although ratification by stockholders is not a prerequisite to the ability of the Audit Committee of the Board of Directors to select Ernst & Young LLP as the Company’s registered independent accounting firm, the Company believes such ratification to be desirable. If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of the Company’s registered independent accounting firm will be reconsidered by the Audit Committee of the Board of Directors; however, the Audit Committee of the Board of Directors may select Ernst & Young LLP notwithstanding the failure of the stockholders to ratify its selection.

It is expected that a representative of Ernst & Young LLP will be present at the meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

FEES FOR FISCAL 2004 AND FISCAL 2003

The following table summarizes the aggregate fees billed by Ernst & Young LLP for services rendered for the years ended December 31, 2004 and December 31, 2003:

		2004		2003
Audit fees		$3,293,545		$1,086,760
Audit-related fees		487,454		264,910
Tax fees:
Tax return preparation	552,000		494,263
Other tax matters	231,622		522,983

Total tax fees		783,622		1,017,246
All other fees:
Compliance review	647,340		844,750
Other	21,446		56,044

Total of all other fees		668,786		900,794

Total		$5,233,407		$3,269,710

The amount shown for audit fees includes fees for professional services rendered for the audit by Ernst & Young LLP of Triad’s annual financial statements and management’s report on internal control and the reviews by Ernst & Young LLP of Triad’s financial statements included in its Quarterly Reports on Form 10-Q and work related to registration statements filed by Triad. The amount shown for audit related fees includes fees for due diligence procedures performed in connection with acquisitions, audits of employee benefit plans and audits of certain majority owned subsidiaries. The amount shown for tax fees includes all income tax services other than those directly related to the audit of the income tax accrual. The amount shown for compliance review includes fees for work performed in connection with Triad’s regulatory compliance program and the Corporate Integrity Agreement between Triad and the Office of the Inspector General of the Department of Health and Human Services. The fees for all other services not described above relate primarily to cost reporting software in 2004 and analysis of cost reports in connection with a joint venture in 2003.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee, or a designated member thereof, pre-approves each audit and non-audit service rendered by our registered independent accounting firm to us. Any pre-approval decisions of a designated Audit Committee member are presented to the Audit Committee at its next scheduled meeting.

The Board of Directors recommends a vote “FOR” this proposal.

PROPOSAL 3—AMENDMENT AND RESTATEMENT OF THE LONG-TERM INCENTIVE PLAN

The Company’s 1999 Long-Term Incentive Plan (which we refer to in this proxy statement as the “Plan”) has been an integral part of the Company’s compensation programs. The Board believes the Plan enables the Company to attract and retain top talent and align the interests of employees, officers, directors, consultants, advisors and other individual service providers of the Company with those of stockholders through the grant of stock options, stock appreciation rights, restricted stock, stock units, stock awards and performance awards. The Plan also allows the Company to make awards that qualify as “performance-based compensation” under section 162(m) of the Code.

The Board of Directors has proposed to amend and restate the Plan, subject to stockholder approval, for the following purposes. Since the number of shares reserved for issuance under the Plan is expected to be fully utilized in the near term, the Plan will be amended to increase the number of shares available for issuance under the Plan by 1,500,000 shares. In addition, the Plan will be amended to extend the term of the Plan to February 2, 2015, and to make certain other administrative amendments.

In the event stockholder approval is not obtained, the Company will not adopt the amended and restated Plan, and the Plan will continue to be administered under its current terms, subject to the current share reserve and scheduled termination date. A brief description of the material features of the Plan (as amended and restated) is set forth below, but is qualified by reference to the full text of the Plan attached as Exhibit A to this proxy statement.

DESCRIPTION OF THE PLAN

Purpose.    The purpose of the Plan is to further align the interests of employees, officers, directors, consultants, advisors and other individual service providers of the Company and its subsidiaries with those of the stockholders by providing incentive compensation opportunities tied to the performance of the common stock and by promoting increased ownership of the common stock by such individuals. The Plan is also intended to advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

Reservation of Shares.    Subject to stockholder approval at the 2005 Annual Meeting, and subject to adjustments as described below, the maximum aggregate number of shares of the Company’s common stock that may be issued pursuant to awards granted under the Plan will be 20,500,000 shares. From such aggregate Plan limit, the maximum number of shares of common stock that may be issued under all awards of restricted stock awards, stock unit awards and stock awards under the Plan shall be limited in the aggregate to 5,000,000 shares. Shares of common stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any award under the Plan payable in shares of common stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of common stock covered thereby will no longer be charged against the foregoing maximum share limitations and may again be made subject to awards under the Plan. In addition, any shares of common stock exchanged by a participant or withheld from a participant as full or partial payment to the Company of the exercise price or the tax withholding upon exercise or payment of an award under the Plan will be returned to the number of shares of common stock available for issuance under the Plan. To the extent that any awards under the Plan are settled in cash, the shares of common stock covered thereby will not be counted against the foregoing maximum share limitations.

Adjustments.    In the event of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of common stock, or any merger, reorganization, consolidation or other change in corporate structure, appropriate and equitable adjustments may be made to the number and kind of shares of common stock available for grant, as well as to other maximum limitations under the Plan, and the number and kind of shares of common stock or other rights and prices under outstanding awards to prevent dilution or enlargement of a participant’s rights under an award.

Administration.    The Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee shall, to the extent deemed necessary or advisable by the Board, be constituted so each committee member will satisfy the requirements for (i) an “independent director” under rules adopted by the New York Stock Exchange, (ii) a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and (iii) an “outside director” under section 162(m) of the Code. Subject to the limitations set forth in the Plan, the Compensation Committee has the authority to determine the persons to whom awards are to be granted, the types of awards to be granted, the time at which awards will be granted, the number of shares of common stock, units or other rights subject to each award, the exercise, base or purchase price of an award, the time or times at which the award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an award, and the duration of the award. Subject to the terms of the Plan, the Compensation Committee shall have the authority to amend the terms of an award in any manner that is permitted by the Plan for the grant of an award, provided that no such action shall adversely affect the rights of a participant with respect to an outstanding award without the participant’s consent. The Compensation Committee will have the right, from time to time, to delegate to one or more of the Company’s officers the authority of the Compensation Committee to grant and determine the terms and conditions of awards, subject to certain limitations. Any awards under the plan made to non-employee members of the Board must be approved by the Board.

Eligibility.    Awards under the Plan may be granted to any current or prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any of its subsidiaries.

Stock Options.    Stock options granted under the Plan may be issued as either incentive stock options (within the meaning of section 422 of the Code), or as nonqualified stock options. The exercise price of an option will be not less than 100% of the fair market value of a share of the Company’s common stock on the date of the grant of the option, or such higher amount as determined by the Compensation Committee. The Compensation Committee will determine the vesting and/or exercisability requirements and the term of exercise of each option, including the effect of termination of employment or service of a participant. Such vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Compensation Committee. The Compensation Committee may accelerate the vesting of options at any time. The maximum term of an option will be ten years from the date of grant. In the case of incentive stock options, for purposes of section 422 of the Code, the maximum value of shares of common stock (determined at the time of grant) that may be subject to incentive stock options that become exercisable by an employee in any one year is limited to $100,000. Subject to adjustments as described above, the maximum number of shares of common stock that may be covered under options granted under the Plan to any participant in any calendar year is 700,000 shares of common stock.

To exercise an option, the participant must pay the exercise price, subject to specified conditions, (i) in cash, (ii) in shares of common stock that have been held for at least six months, (iii) through an open-market broker-assisted transaction, (iv) by combination of any of the above methods, or (v) by such other method approved by the Compensation Committee, and must pay any required tax withholding amounts. All options are nontransferable except upon death by the participant’s will or the laws of descent and distribution or, in the case of nonqualified options, to a participant’s “family member” (as defined for purposes of the applicable Form S-8 registration statement under the Securities Act of 1933), as may be approved by the Compensation Committee in its discretion at the time of the proposed transfer. The Plan prohibits the cancellation, substitution or amendment of an option for the purpose of reducing the exercise price of a previously granted option, except for equitable adjustments for recapitalizations, reclassifications or other changes in the Company’s corporate structure, as described above.

Stock Appreciation Rights.     A stock appreciation right may be granted either in tandem with an option or without a related option. A stock appreciation right entitles the participant, upon settlement or exercise, to receive a payment based on the excess of the fair market value of a share of common stock on the date of settlement or exercise over the base price of the right, multiplied by the number of shares of common stock as to which the right is being settled or exercised. Stock appreciation rights may be granted on a basis that allows for the exercise of the right by the participant or that provides for the automatic payment of the right upon a specified date or event. The base price of a stock appreciation right may not be less than the fair market value of a share of common stock on the date of grant. The Compensation Committee will determine the vesting requirements and the term of exercise of each stock appreciation right, including the effect of termination of employment or service of a participant. Such vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Compensation Committee. The Compensation Committee may accelerate the vesting of stock appreciation rights at any time. The maximum term of a stock appreciation right will be ten years from the date of grant. Subject to adjustments as described above, the maximum number of shares of common stock that may be subject to stock appreciation rights granted under the Plan to any participant during any calendar year is 700,000 shares of common stock. Subject to the requirements of section 409A of the Code, stock appreciation rights may be payable in cash or in shares of common stock or in a combination of both. The Plan prohibits the cancellation, substitution or amendment of a stock appreciation right for the purpose of reducing the exercise price of a previously granted stock appreciation right, except for equitable adjustments for recapitalizations, reclassifications or other changes in the Company’s corporate structure, as described above.

Restricted Stock Awards.    A restricted stock award represents shares of common stock that are issued subject to restrictions on transfer and vesting requirements as determined by the Compensation Committee. Such vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Compensation Committee. The Compensation Committee may accelerate the vesting of a restricted stock award at any time. Subject to the transfer restrictions and vesting requirements of the award, the participant will have the rights of a stockholder of the Company, including all voting and dividend rights, during the restriction period, unless the Compensation Committee determines otherwise at the time of the grant. Subject to adjustments as described above, the maximum number of shares of common stock that may be subject to restricted stock awards granted under the Plan to any participant during any calendar year is 280,000 shares of common stock.

Stock Units.    An award of stock units provides the participant the right to receive a payment based on the value of a share of common stock. Stock units may be subject to vesting requirements, restrictions and conditions to payment as the Compensation Committee determines are appropriate. Such vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Compensation Committee. The Compensation Committee may accelerate the vesting of a stock unit award at any time. A stock unit award may also be granted on a fully vested basis, with a deferred payment date. A stock unit award shall become payable to a participant at the time or times determined by the Compensation Committee and set forth in the award agreement, which may be upon or following the vesting of the award. Stock unit awards are payable in cash or in shares of common stock or in a combination of both. Stock units may also be granted together with related dividend equivalent rights. Subject to adjustments as described above, the maximum number of shares of common stock that may be subject to stock units granted under the Plan to any participant during any calendar year is 280,000 shares of common stock.

Stock Awards.    A stock award represents shares of common stock that are issued free of restrictions on transfer and free of forfeiture conditions and to which the participant is entitled all incidents of ownership. A stock award may be granted for past services, in lieu of bonus or other cash compensation, directors’ fees or for any other valid purpose as determined by the Compensation Committee. The Compensation Committee may, in connection with any stock award, require the payment of a specified purchase price. Upon the issuance of shares of common stock under a stock award, the participant shall have all rights of a shareholder with respect to such shares of common stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. Subject to adjustments as described above, the maximum number of shares of common stock that may be subject to stock awards granted under the Plan to any participant during any calendar year is 280,000 shares of common stock.

Performance Awards.    The Compensation Committee may grant performance awards under the Plan, which shall represent the right to receive a payment in cash if performance goals established by the Compensation Committee for a performance period are satisfied. The Compensation Committee may grant performance awards that are intended to qualify as performance-based compensation under section 162(m) of the Code, as well as performance awards that are not intended to so qualify. At the time a performance award is granted, the Compensation Committee will determine, in its sole discretion, the applicable performance period and performance goals to be achieved during the performance period, as well as such other conditions as the Compensation Committee deems appropriate. The Compensation Committee may also determine a target payment amount or a range of payment amounts for each award. The maximum amount of compensation that may be payable to a participant during any one calendar year with respect to performance awards is $4.2 million. In the case of performance awards that are intended to qualify as performance-based compensation under section 162(m) of the Code, the Compensation Committee will designate performance criteria from among the criteria set forth below.

Section 162(m) Awards.    Awards of options and stock appreciation rights granted under the Plan are intended by their terms to qualify for the performance-based compensation exception under section 162(m) of the Code. In addition, the Compensation Committee may grant awards of restricted stock, stock units, stock awards or performance awards that are intended to qualify for the performance-based compensation exception under section 162(m) of the Code. Under section 162(m), the terms of the award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the terms of the award (but may give the Compensation Committee discretion to decrease the amount of compensation payable).

For each such award, the performance criteria upon which the payment or vesting may be based shall be limited to one or more of the following performance measures, which may be applied with respect to the Company, any subsidiary or any division, facility or other business unit: (i) total stockholder return; (ii) stock price increase; (iii) return on equity; (iv) return on capital; (v) earnings per share; (vi) EBIT (earnings before interest and taxes); (vii) EBITDA (earnings before interest, taxes, depreciation and amortization); and (viii) cash flow (including operating cash flow, free cash flow, discounted cash flow, return on investment, and cash flow in excess of costs of capital). The foregoing performance criteria shall have any reasonable definitions that the Compensation Committee may specify, which may include or exclude any items specified by the Compensation Committee, including, but not limited to, any or all of the following items: discontinued operations, extraordinary, unusual or non-recurring items, effects of accounting changes, effects of currency or interest rate fluctuations, effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities), changes in tax rates, expenses for restructuring or productivity initiatives, expenses recorded on the Company’s consolidated financial statements related to the Company’s Employee Stock Ownership Plan, minority interests in consolidated subsidiaries as recorded on the Company’s consolidated financial statements, litigation losses, non-operating items, effects of acquisitions or divestitures and changes of law or regulation affecting the Company’s business. The foregoing performance measures may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years, or related to other companies or indices, or as ratios expressing relationships between two or more performance measures.

Effect of Change in Control.    The Compensation Committee may, in an award agreement, provide for the effect of a “change in control” (as defined in the Plan or the applicable award agreement) on an award. These provisions may include the acceleration of vesting of an award, the elimination or modification of performance or other conditions, the extension of the time for exercise or realizing gain from an award, the acceleration of payment, cash settlement of an award or other adjustments that the Compensation Committee considers appropriate. Unless otherwise provided by the Compensation Committee and set forth in the applicable award agreement, upon a change in control, (i) each outstanding option and stock appreciation right, to the extent that it has not otherwise become vested and exercisable, will automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement, (ii) each restricted stock award will become fully and immediately vested and all forfeiture and transfer restrictions thereon will lapse, and (iii) each outstanding stock unit award, stock award and performance award will become immediately and fully vested and payable.

Term; Amendment and Termination.    The term of the Plan is ten years from the date of its adoption by the Board. The Plan will terminate on February 2, 2015, unless earlier terminated by the Board. The Board may terminate or amend the Plan at any time, subject to stockholder approval under certain circumstances provided in the Plan. However, no termination or amendment of the Plan will adversely affect the rights of a participant under any previously granted award.

New Plan Benefits

During fiscal 2004, stock options were granted under the Plan to the Company’s named executive officers, as set forth in the table captioned “Option/SAR Grants During Fiscal 2004” above. In addition, stock options were granted during the year to all executive officers as a group to purchase 952,000 shares of common stock at an average weighted exercise price of $35.52 per share. Stock options were granted to all other employees of the Company as a group to purchase 1,546,000 shares of common stock at an average weighted exercise price of $35.47 per share. Stock options were granted to non-employee directors of the Company as a group to purchase 104,000 shares of common stock at an average weighted exercise price of $34.19 per share.

The terms and number of stock options or other awards to be granted in the future under the Plan are to be determined in the discretion of the Compensation Committee. Since no such determinations have yet been made, the benefits or amounts that will be received by or allocated to the Company’s executive officers, directors or other eligible employees cannot be determined at this time.

As of April 11, 2005, the closing price on the New York Stock Exchange of the Company’s common stock was $51.62 per share.

U.S. Federal Income Tax Consequences

The following summarizes the United States federal income tax consequences of awards under the Plan to participants who are subject to United States tax. The tax consequences of the Plan to the Company and participants in other jurisdictions are not summarized below. The federal income tax treatment of certain types of awards under the Plan may be affected beginning in 2005 by recently enacted tax legislation.

Stock Options.    An optionee will not generally recognize taxable income upon the grant of a nonqualified stock option to purchase shares of common stock. Upon exercise of the option, the optionee will generally recognize ordinary income for federal income tax purposes equal to the excess of the fair market value of the shares of common stock over the exercise price. The tax basis of the shares of common stock in the hands of the optionee will equal the exercise price paid for the shares of common stock plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the shares of common stock for capital gains purposes will commence on the day the option is exercised. An optionee who sells any of the shares of common stock will recognize short-term or long-term capital gain or loss measured by the difference between the tax basis of the shares of common stock and the amount realized on the sale. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.

An optionee will not generally recognize income upon the grant of an incentive stock option to purchase shares of common stock and will not generally recognize income upon exercise of the option, provided that the optionee is an employee of the Company or a subsidiary at all times from the date of grant until three months prior to exercise. If an optionee who has exercised an incentive stock option sells the shares of common stock acquired upon exercise more than two years after the grant date and more than one year after exercise, capital gain or loss will be recognized equal to the difference between the sales price and the exercise price. An optionee who sells the shares of common stock before the expiration of the foregoing holding periods will generally recognize ordinary income upon the sale, and the Company will be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

Other Awards.    The current United States federal income tax consequences of other awards authorized under the Plan are generally in accordance with the following: (i) stock appreciation rights are generally subject to ordinary income tax at the time of exercise or settlement; (ii) restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; (iii) stock units, dividend equivalent rights and performance awards are generally subject to ordinary income tax at the time of payment, and (iv) unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

Section 162(m).    Section 162(m) of the Code generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and the four other most highly paid executive officers of publicly held companies. Awards that qualify as “performance-based compensation” are exempt from section 162(m), thus allowing the Company the full federal tax deduction otherwise permitted for such compensation. If approved by the Company’s stockholders, the Plan will enable the Compensation Committee to grant awards that will be exempt from the deduction limits of section 162(m).

Section 409A.    Certain types of awards under the Plan may constitute nonqualified deferred compensation for purposes of section 409A of the Code, which became effective on January 1, 2005. While the Company intends that the terms of the Plan comply with the requirements of section 409A, because there remain a number of uncertainties in the interpretation of this new law and because only limited guidance has been issued to date by the Internal Revenue Service, such compliance cannot be assured and the Company may deem it necessary to make further amendments to the Plan and to awards outstanding under the Plan that are intended to comply with section 409A.

The Board of Directors recommends a vote “FOR” the approval of the amended and restated Triad Hospitals, Inc. Long-Term Incentive Plan.

PROPOSAL 4—AMENDMENT AND RESTATEMENT OF THE MANAGEMENT

STOCK PURCHASE PLAN

The Company’s management stock purchase plan (which we refer to in this proxy statement as the “MSPP”) has been an integral part of the Company’s compensation programs. The Board of Directors believes that the MSPP enables the Company to attract and retain top talent and align the interests of employees of the Company with those of stockholders through the grant of restricted shares.

The Board of Directors has proposed to amend and restate the MSPP, subject to stockholder approval, for the following purposes. Since the number of shares reserved for issuance under the MSPP is expected to be fully utilized in the near term, the MSPP will be amended to increase the number of shares available for issuance under the MSPP by 260,000 shares. In addition, the MSPP will be amended to extend the term of the MSPP to May 24, 2015, and to comply with newly enacted tax code provisions. Upon approval by the Company’s stockholders, the MSPP, as amended and restated, shall be effective for all grants of restricted shares following such approval, as well as for all outstanding grants under the MSPP as previously in effect if the participant has given his or her written consent to the application of the terms of the MSPP as amended and restated to such prior grants.

In the event stockholder approval is not obtained, the Company will not adopt the amended and restated MSPP, and the Compensation Committee may continue to administer the MSPP under its current terms, subject to the current share reserve and scheduled termination date. A brief description of the material features of the MSPP (as amended and restated) is set forth below, but is qualified by reference to the full text of the amended and restated MSPP attached as Exhibit B to this proxy statement.

DESCRIPTION OF THE PLAN

Purpose.    The purposes of the MSPP are to attract and retain highly-qualified executives, to align executive and stockholder long-term interests by creating a direct link between executive compensation and stockholder return, to enable executives to develop and maintain a substantial equity-based interest in the Company and to provide incentives to such executives to contribute to the success of the Company’s business.

Administration.    The MSPP is administered by the Compensation Committee of the Board of Directors consisting of two or more directors of the Company, none of whom shall be officers or employees of the Company and all of whom, to the extent deemed necessary or appropriate by the Board of Directors, shall satisfy the requirements of a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and an “independent director” under rules adopted by the New York Stock Exchange. The Compensation Committee has authority to administer the MSPP and to exercise all the powers and authorities either specifically granted to it under, or necessary or advisable in the administration of, the MSPP, including, without limitation, to interpret the MSPP, to prescribe, amend and rescind rules and regulations relating to the MSPP, to determine the terms and provisions of award agreements, which need not be identical, entered into under the MSPP and to make all other determinations deemed necessary or advisable for the administration of the MSPP.

Reservation of Shares.    A total of 520,000 shares of the Company’s common stock may be distributed pursuant to all awards of restricted shares under the MSPP, including shares issued prior to the effective date of the amendment and restatement of the MSPP. The shares of the Company’s common stock to be issued will be made available from authorized but unissued shares of common stock or issued shares that have been reacquired by the Company. If any shares of common stock that are the subject of an award are forfeited or withheld, the related shares will no longer be charged against such maximum share limitation and may again be made subject to awards. In the event of corporate reorganizations, recapitalizations or other specified corporate transactions affecting the Company or its common stock, the Compensation Committee may, in the manner and to the extent that it deems appropriate and equitable, cause an adjustment to be made in the aggregate number and kind of shares that may be distributed under the MSPP, the number and kind of shares subject to outstanding grants under the MSPP, the calculation of average market value for purposes of the MSPP and any other terms of the MSPP or any outstanding grants that are affected by the event to prevent dilution or enlargement of a participant’s rights.

Eligibility.    All employees of the Company or any subsidiary designated by the Compensation Committee in its sole discretion are eligible to participate in the MSPP.

Salary Deferral.    Under the MSPP, a participant may elect to reduce his or her base salary up to a maximum percentage established by the Compensation Committee with respect to his or her employee classification and, in lieu of salary, receive a number of restricted shares. Any such election shall be effective beginning with the first pay period that ends after January 1 of the calendar year next following the calendar year in which such election is made (and shall become irrevocable on December 31 of the calendar year in which it is made); provided, however, that the Compensation Committee may permit an employee who is designated to become a participant for the first time may make an election to participate within 30 days following such designation.

Restricted Share Awards.    Restricted shares will be granted on June 30 and December 31 of each calendar year for which a salary reduction election is in effect. The number of restricted shares granted on each such date will be equal to the amount of such salary reduction from the previous six-month period (or shorter period for new participants) divided by a dollar amount equal to 75% of the “average market value” (as defined in the MSPP), of the common stock of the Company over the 6-month period prior to the date on which such restricted shares are granted.

An award of restricted shares represents shares of the Company’s common stock that are nontransferable and subject to forfeiture unless the participant remains in the continuous employment of the Company or its subsidiaries for a restricted period and any other restrictive conditions relating to the restricted shares are met. Unless the Compensation Committee determines otherwise, the “restricted period” shall be the period beginning on the grant date and ending on the first day of the month immediately preceding the third anniversary of the grant date. A participant will not be entitled to any dividends or any other distributions payable with respect to restricted shares until the lapsing of all transfer and forfeiture restrictions on such restricted shares. Subject to the restrictions described above, the participant shall have all rights of a stockholder with respect to such restricted shares, including the right to vote such restricted shares.

In the event a participant remains in the continuous employment of the Company or a subsidiary until the end of the restricted period, and provided that any other restrictive conditions on such restricted shares are met, all restrictions relating to the restricted shares shall lapse and any accumulated dividends with respect to such restricted shares shall be paid or distributed to the participant.

Separation from Service.    If during the restricted period the participant incurs a “separation from service” by the Company for “cause” (each as defined in the MSPP) or for any reason by the participant, the participant will forfeit his or her rights in the restricted shares and any accumulated dividends with respect to such restricted shares, and instead will have only an unfunded right to receive from the Company’s general assets a cash payment equal to the lesser of (1) the fair market value of such restricted shares on the participant’s separation from service or (2) the aggregate base salary foregone by the participant as a condition of receiving the restricted shares.

If a participant incurs a separation from service during the restricted period by the Company without cause or on account of a retirement by the participant to which the Compensation Committee has given its consent, the participant will forfeit his or her rights in the restricted shares and instead will have only an unfunded right to receive from the Company’s general assets a cash payment equal to either (1) the fair market value of such restricted shares on the participant’s separation from service plus any accumulated dividends with respect to such restricted shares on such date or (2) the aggregate base salary foregone by the participant as a condition of receiving the restricted shares, with the Compensation Committee to have the sole discretion as to which of such amounts shall be payable.

Upon the separation from service of a participant who is treated as a “key employee” for purposes of section 409A of the Code, any payment that becomes due under the MSPP shall be made as soon as practicable following the earlier of the date that is six months following the Participant’s separation from service or the date of the participant’s death.

Upon a termination of employment which results from a participant’s death or disability, all restrictions then outstanding with respect to restricted shares registered to such participant automatically will lapse.

Change in Control Event.    Unless otherwise determined by the Compensation Committee, upon the occurrence of a “change in control event” (as defined in the MSPP), all restrictions then outstanding with respect to outstanding restricted shares shall automatically lapse and any accumulated dividends will be paid to the applicable participant.

Effective Date.    The MSPP shall become effective, as amended and restated, upon its approval by the Company’s stockholders at the 2005 annual meeting.

Amendment.    The Board of Directors may at any time and from time to time and in any respect, amend or modify the MSPP, provided that the Board of Directors may seek the approval of any amendment or modification by the Company’s stockholders to the extent it deems necessary or advisable for purposes of compliance with the listing requirements of the New York Stock Exchange or for any other purpose. No amendment of the MSPP may adversely affect any grants previously made, unless the written consent of the participant is obtained, provided that the Board may amend the MSPP and any outstanding grants to comply with any new regulations or other guidance from the Internal Revenue Service under Section 409A of the Code without the consent of any affected participant.

Termination.    The MSPP shall terminate on May 24, 2015, which is the tenth anniversary of the date of the Company’s 2005 annual meeting. The Board of Directors may terminate the MSPP at any earlier time, provided that no such termination shall adversely affect any grant theretofore granted without the consent of the participant. With respect to any salary reduction amounts in respect of which restricted shares have not been granted on the date of termination of the MSPP, the Compensation Committee, in its discretion, may either provide for a grant of restricted shares with such salary reduction amounts or return such salary reduction amounts to the participants as and to the extent permitted under section 409A of the Code.

New Plan Benefits

During fiscal 2004, Messrs. Whitman and Moen were granted 4,662 and 4,494 restricted shares, respectively, under the MSPP. No restricted shares were granted to the Company’s other named executive officers. In addition, 13,219 restricted shares were granted during the year to all executive officers as a group, and 26,257 restricted shares were granted to all other employees of the Company as a group.

The numbers of restricted shares to be granted in the future under the MSPP may be determined in the discretion of the Compensation Committee and by the election of the participants. Since no such determinations have yet been made, the benefits or amounts that will be received by or allocated to the Company’s executive officers or other eligible employees cannot be determined at this time.

As of April 11, 2005, the closing price on the New York Stock Exchange of the Company’s common stock was $51.62 per share.

U.S. Federal Income Tax Consequences

The following summarizes the United States federal income tax consequences of awards under the MSPP to participants who are subject to United States tax.

Under federal income tax law, a participant should not generally be subject to income tax at the time salary is deferred under the MSPP. In addition, a participant should not generally be subject to income tax at the time restricted shares are granted under the MSPP, provided that a participant may elect pursuant to section 83(b) of the Code to include as ordinary income, in the year of grant of the restricted shares, an amount equal to the fair market value of the restricted shares on the date of such transfer. This election must be made within 30 days of the date of grant. In the event a participant makes an election under section 83(b), additional tax consequences may result under section 409A of the Code as described below.

Absent an election under section 83(b), a participant generally must include as ordinary income the fair market value of the restricted shares at the earlier of the time such restricted shares are either transferable or no longer subject to a substantial risk of forfeiture.

A participant’s tax basis in the restricted shares is equal to the amount includable in income with respect to such restricted shares. With respect to the sale of restricted shares after such restricted shares are either transferable or no longer subject to a substantial risk of forfeiture, any gain or loss will generally be treated as long-term or short-term capital gain or loss, depending on the holding period. The holding period for capital gains treatment will begin when such restricted shares are either transferable or no longer subject to a substantial risk of forfeiture, unless the participant has made a section 83(b) election, in which event the holding period will commence upon the date of grant of such restricted shares. If a section 83(b) election is made by the participant and restricted shares are later forfeited on account of termination of employment, the participant will not be entitled to any tax deduction in respect of the forfeiture.

Any accumulated dividends or other distributions payable with respect to such restricted shares will generally be taxable as ordinary income upon payment to the participant.

Any cash payment made to a participant who has forfeited restricted shares upon termination of employment will be taxable as ordinary income.

The Company will generally be entitled to a federal income tax deduction at the same time and in the same amounts as the participant recognizes ordinary income under the MSPP.

The interests of participants under the MSPP constitute nonqualified deferred compensation for purposes of section 409A of the Code, which became effective on January 1, 2005. While the Company intends that the terms the MSPP comply with the requirements of section 409A, because there remain a number of uncertainties in the interpretation of this new law and because only limited guidance has been issued to date by the Internal Revenue Service, such compliance cannot be assured and the Company may deem it necessary to make further amendments to the MSPP and to grants outstanding under the MSPP that are intended to comply with section 409A.

The Board of Directors recommends a vote “FOR” the approval of the amended and restated Triad Hospitals, Inc. Management Stock Purchase Plan.

PROPOSAL 5—ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING

As of the date of this statement, the Board of Directors knows of no business that will be presented for consideration at the meeting other than that referred to above. As to other business, if any, that may come before the meeting, proxies in the enclosed form will be voted in accordance with the judgment of the person or persons voting the proxies.

STOCKHOLDER NOMINATIONS AND PROPOSALS

The Nominating and Corporate Governance Committee will receive at any time and will consider from time to time recommendations from stockholders as to persons to be nominated by the Board of Directors for election thereto by the stockholders or to be chosen by the Board of Directors to fill newly created directorships or vacancies on the Board of Directors. Any such recommendation should be made in writing to Corporate Secretary, Triad Hospitals, Inc., 5800 Tennyson Parkway, Plano, Texas 75024 and must include the proposed nominee’s name, biographical and contact information and written consent to nomination and to serving as a director. In addition, the Company’s bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders or a special meeting of stockholders at which directors are to be elected as set forth below.

The Company’s bylaws require that there be furnished to the Secretary of the Company at the Company’s principal executive offices written notice with respect to the nomination of a person for election as a director (other than a person nominated by or at the direction of the Board of Directors), as well as the submission of a proposal (other than a proposal submitted by or at the direction of the Board of Directors), at an annual meeting of stockholders. In order for any such nomination or submission to be proper, the notice must contain certain information concerning the nominating or proposing stockholder and the nominee or the proposal, as the case may be, and must be delivered to the Secretary of the Company at the Company’s principal executive offices not less than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed more than 60 days after such anniversary date, notice by the stockholder to be timely must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which the public announcement of the date of such meeting is first made.

In the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by the Company’s by-laws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company.

Nominations by stockholders of persons for election to the Board of Directors may be made at a special meeting of stockholders if the stockholder’s notice required by the Company’s by-laws is delivered not later than the close of business on the later of the 90 days prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

A copy of the applicable by-law provisions may be obtained, without charge, upon written request to the Secretary of the Company at the Company’s principal executive offices.

In accordance with the rules of the Securities and Exchange Commission, any proposal of a stockholder intended to be presented at the Company’s 2006 Annual Meeting of Stockholders must be received by the Secretary of the Company before December 22, 2005 in order for the proposal to be considered for inclusion in the Company’s notice of meeting, proxy statement and proxy relating to the 2006 Annual Meeting, currently scheduled for Tuesday, May 23, 2006.

By order of the Board of Directors

DONALD P. FAY

Executive Vice President, General

Counsel and Secretary

April 22, 2005

A copy of our Annual Report on Form 10-K for the year ended December 31, 2004, excluding certain of the exhibits thereto, is included with this proxy statement.

EXHIBIT A

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

1.    Purpose

The purpose of the Triad Hospitals, Inc. Amended and Restated Long-Term Incentive Plan is to further align the interests of employees, officers, directors, consultants, advisors and other individual service providers of the Company and its Subsidiaries with those of the stockholders by providing incentive compensation opportunities tied to the performance of the Common Stock and by promoting increased ownership of the Common Stock by such individuals. The Plan is also intended to advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent. The Plan is an amendment and restatement of the Company’s 1999 Long-Term Incentive Plan.

2.    Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

(a) “Award” means an award of an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit Award, Stock Award or Performance Award granted under the Plan.

(b) “Award Agreement” means a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” shall have the meaning set forth in Section 13.2 hereof.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means the Compensation Committee of the Board or a successor thereof, or any other committee of the Board appointed by the Board to administer the Plan from time to time.

(g) “Common Stock” means the Company’s Common Stock, par value $.01 per share.

(h) “Company” means Triad Hospitals, Inc., a Delaware corporation.

(i) “Date of Grant” means the date on which an Award under the Plan is made by the Committee, or such later date as the Committee may specify to be the effective date of the Award.

(j) “Disability” means a Participant being considered “disabled” within the meaning of section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.

(k) “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary, as determined by the Committee, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant or advisor or other individual service provider of the Company or any Subsidiary.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” of a share of Common Stock as of a given date shall mean the closing sales price of the Common Stock on the New York Stock Exchange on the trading day immediately preceding the date as of which the Fair Market Value is to be determined, or, in the absence of any reported sales of Common Stock on such date, on the first preceding date on which any such sale shall have been reported (in either case, as reported in the Four Star Edition of The Wall Street Journal). If the Common Stock is not listed on the New York Stock Exchange on the date as of which Fair Market Value is to be determined, the Committee shall in good faith determine the Fair Market Value in whatever manner it considers appropriate.

(n) “Incentive Stock Option” means an Option to purchase shares of Common Stock granted under Section 6 hereof that is intended to meet the requirements of section 422 of the Code and the regulations promulgated thereunder.

(o) “Non-Employee Director” means any member of the Board who is not an officer or employee of the Company.

(p) “Nonqualified Stock Option” means an Option to purchase shares of Common Stock granted under Section 6 hereof that is not an Incentive Stock Option.

(q) “Option” means an award granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

(r) “Participant” means any Eligible Person who holds an outstanding Award under the Plan.

(s) “Performance Awards” means an award under Section 11 hereof entitling a Participant to a payment in cash at the end of a performance period, if the performance and other conditions established by the Committee are satisfied.

(t) “Plan” means the Triad Hospitals, Inc. Amended and Restated Long-Term Incentive Plan as set forth herein, as amended from time to time.

(u) “Restricted Stock Award” means an award under Section 8 hereof entitling a Participant to shares of Common Stock that are nontransferable and subject to forfeiture until specific conditions established by the Committee are satisfied.

(v) “Section 162(m) Award” means any award that is intended to qualify for the performance-based compensation exception under section 162(m) of the Code and the regulations promulgated thereunder.

(w) “Service” means a Participant’s employment or other service relationship with the Company or any Subsidiary.

(x) “Stock Appreciation Right” means an award under Section 7 hereof entitling a Participant to receive a payment, representing the difference between a base price per share and the Fair Market Value of a share of Common Stock on the date of exercise or payment.

(y) “Stock Award” means an award under Section 10 hereof entitling a Participant to shares of Common Stock that are free of transfer restrictions and forfeiture conditions imposed by the Plan.

(z) “Stock Unit Award” means an award under Section 9 hereof entitling a Participant to a payment of a unit value based on the Fair Market Value of a share of Common Stock.

(aa) “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company, or any other affiliate of the Company that is so designated, from time to time, by the Committee; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3.    Administration

Section 3.1    Committee Members.    The Plan shall be administered by a Committee comprised of no fewer than two members of the Board. It is intended that each Committee member shall satisfy the requirements for (i) an “independent director” under rules adopted by the New York Stock Exchange, (ii) a “nonemployee director” for purposes of Rule 16b-3 under the Exchange Act and (iii) an “outside director” under section 162(m) of the Code. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

Section 3.2    Committee Authority.    The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is not inconsistent with the Plan for the grant of an Award, provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations and actions by the Committee shall be final, conclusive and binding upon all parties.

Section 3.3    Delegation of Authority.    The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of section 157(c) of the Delaware General Corporation Law and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or who is a covered employee under section 162(m) of the Code. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

Section 3.4    Grants to Committee Members.    Any Awards or formula for granting Awards under the Plan made to Non-Employee Directors shall be approved by the Board. With respect to awards to such directors, all rights, powers and authorities vested in the Committee under the Plan shall instead be exercised by the Board, and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.

4.    Shares Subject to the Plan

Section 4.1    Share Limitation.    Subject to adjustment pursuant to Section 4.2 hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 20,500,000 shares. From such aggregate Plan limit, the maximum number of shares of Common Stock that may be issued under all Awards of Restricted Stock Awards, Stock Unit Awards and Stock Awards under the Plan shall be limited in the aggregate to 5,000,000 shares. Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award under the Plan is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. In addition, any shares of Common Stock exchanged by a Participant or withheld from a Participant as full or partial payment to the Company of the exercise price or tax withholding upon exercise or payment of an Award under the Plan shall be added to the foregoing maximum share limitations and may be made subject to Awards under the Plan pursuant to such limitations. To the extent that any Awards under the Plan are settled in cash, the shares of Common Stock covered thereby shall not be counted against the foregoing maximum share limitations.

Section 4.2    Adjustments.    If there shall occur any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation or other change in corporate structure affecting the Common Stock, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum number and kind of shares provided in Section 4.1 hereof, (ii) the maximum number and kind of shares or units set forth in Sections 6.1, 7.1, 8.1, 9.1 and 10.1 hereof, (iii) the number and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iv) the price for each share or unit or other right subject to then outstanding Awards, (v) the performance measures or goals relating to an Award and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall be made, to the extent possible, in a manner consistent with the requirements of section 424(a) of the Code.

5.    Eligibility and Awards

Section 5.1    Designation of Participants.    All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

Section 5.2    Determination of Awards.    The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment. To the extent deemed necessary by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 14.1 hereof.

6.    Stock Options

Section 6.1    Grant of Option.    An Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.7 hereof and section 422 of the Code, each Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or a Nonqualified Stock Option. The maximum number of shares of Common Stock that may be subject to Options granted to any Participant during any calendar year shall be limited to 700,000 shares (subject to adjustment as provided in Section 4.2 hereof).

Section 6.2    Exercise Price.    The exercise price per share of an Option shall not be less than 100 percent of the Fair Market Value of the shares of Common Stock on the Date of Grant, provided that the Committee may in its discretion specify for any Option an exercise price per share that is higher than the Fair Market Value on the Date of Grant.

Section 6.3    Vesting of Options.    The Committee, in its sole discretion, shall prescribe the time or times at which, or the conditions upon which, an Option or portion thereof shall become vested and/or exercisable, and may accelerate the exercisability of any Option at any time. The requirements for vesting and exercisability of an Option may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion.

Section 6.4    Term of Options.    The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Option may be exercised, provided that the maximum term of an Option shall be ten years from the Date of Grant. An Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Subsidiaries.

Section 6.5    Option Exercise; Tax Withholding.    Subject to such terms and conditions as shall be specified in an Award Agreement, an Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price therefor. Payment of the exercise price shall be made in the manner set forth in the Award Agreement, unless otherwise provided by the Committee: (i) in cash or by cash equivalent acceptable to the Committee, (ii) by payment in shares of Common Stock that have been held by the Participant for at least six months (or such other period as the Committee may deem appropriate for purposes of applicable accounting rules), valued at the Fair Market Value of such shares on the date of exercise, (iii) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (iv) by a combination of the methods described above, or (v) by such other method as may be approved by the Committee and set forth in the Award Agreement. In addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income, employment and other tax amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price of the Options as may be approved by the Committee and set forth in the Award Agreement.

Section 6.6    Limited Transferability of Nonqualified Stock Options.    All Options shall be nontransferable except (i) upon the Participant’s death, in accordance with Section 14.3 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Option to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933), as may be approved by the Committee in its discretion at the time of proposed transfer. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 14.3 hereof.

Section 6.7    Additional Rules for Incentive Stock Options.

(i) Eligibility.    An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee of the Company or any Subsidiary for purposes of Treasury Regulation §1.421-7(h).

(ii) Annual Limits.    No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable by such Participant for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

(iii) Termination of Employment.    An Award of an Incentive Stock Option may provide that such Option may be exercised not later than 3 months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one year following death or a permanent and total disability within the meaning of section 22(e)(3) of the Code, as and to the extent determined by the Committee to comply with the requirements of section 422 of the Code.

(iv) Other Terms and Conditions; Nontransferability.    Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under section 422 of the Code. An Award Agreement for an Incentive Stock Option may provide that such Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to “incentive stock options” under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

(v) Disqualifying Dispositions.    If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the issuance of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

Section 6.8    Repricing of Options Prohibited.    Subject to the anti-dilution adjustment provisions contained in Section 4.2 hereof, without the prior approval of the Company’s stockholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of an Option that would have the effect of reducing the exercise price of such an Option previously granted under the Plan, or otherwise approve any modification to such an Option that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.

7.    Stock Appreciation Rights

Section 7.1    Grant of Stock Appreciation Rights.    A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. The maximum number of shares of Common Stock that may be subject to Stock Appreciation Rights granted to any Participant during any calendar year shall be limited to 700,000 shares (subject to adjustment as provided in Section 4.2 hereof).

Section 7.2    Freestanding Stock Appreciation Rights.    A Stock Appreciation Right may be granted without any related Option. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Stock Appreciation Right at any time. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or a Subsidiary for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee, provided that the maximum term of a Stock Appreciation Right shall be ten years from the Date of Grant. The base price of a Stock Appreciation Right granted without any related Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per share of any such freestanding Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the shares of Common Stock on the Date of Grant.

Section 7.3    Tandem Option/Stock Appreciation Rights.    A Stock Appreciation Right may be granted in tandem with an Option, either at the time of grant or at any time thereafter during the term of the Option. A tandem Option/Stock Appreciation Right will entitle the holder to elect, as to all or any portion of the number of shares subject to the Award, to exercise either the Option or the Stock Appreciation Right, resulting in the reduction of the corresponding number of shares subject to the right so exercised as well as the tandem right not so exercised. A Stock Appreciation Right granted in tandem with an Option hereunder shall have a base price per share equal to the per share exercise price of the Option, will be vested and exercisable at the same time or times that a related Option is vested and exercisable, and will expire no later than the time at which the related Option expires.

Section 7.4    Payment of Stock Appreciation Rights.    A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Subject to the requirements of section 409A of the Code, payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.

Section 7.5    Repricing Prohibited.    Subject to the anti-dilution adjustment provisions contained in Section 4.2 hereof, without the prior approval of the Company’s stockholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan, or otherwise approve any modification to such a Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.

8.    Restricted Stock Awards

Section 8.1    Grant of Restricted Stock Awards.    A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. A Restricted Stock Award granted to an Eligible Person represents shares of Common Stock that are issued subject to such vesting and transfer restrictions as the Committee shall determine and set forth in an Award Agreement. The Committee may, in connection with any Restricted Stock Award, require the payment of a specified purchase price. The Committee may grant Restricted Stock Awards that are Section 162(m) Awards, as well as Restricted Stock Awards that are not Section 162(m) Awards. The maximum number of shares of Common Stock that may be subject to Restricted Stock Awards granted to a Participant during any one calendar year shall be limited to 280,000 shares (subject to adjustment as provided in Section 4.2 hereof).

Section 8.2    Vesting Requirements.    The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement, provided that the Committee may accelerate the vesting of a Restricted Stock Award at any time. The requirements for vesting and exercisability of a Restricted Stock Award may be based on the continued Service of a Participant with the Company or a Subsidiary for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. In the case of any Restricted Stock Award that is a Section 162(m) Award, any such performance-based vesting requirements shall be based upon the performance criteria identified in Section 12.2 hereof, and the terms of the Award shall otherwise comply with the requirements described in Section 12.3 hereof. If the vesting requirements of a Restricted Stock Award shall not be satisfied with respect to any or all of the shares of Common Stock subject to the Award, such shares shall be forfeited and returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee, the Company will refund the Participant the lesser of (i) such purchase price or (ii) the Fair Market Value of such shares on the date of forfeiture.

Section 8.3    Restrictions.    Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. Failure to satisfy any applicable restrictions shall result in the shares subject to the Restricted Stock Award being forfeited and returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee, the Company will refund the Participant the lesser of (i) such purchase price or (ii) the Fair Market Value of such shares on the date of forfeiture. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

Section 8.4    Rights as Stockholder.    Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant will have all rights of a stockholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to stockholders generally or at the times of vesting or other payment of the Restricted Stock Award.

Section 8.5    Section 83(b) Election.    If a Participant makes an election pursuant to section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under section 83(b) of the Code.

9.    Stock Unit Awards

Section 9.1    Grant of Stock Unit Awards.    A Stock Unit Award may be granted to any Eligible Person selected by the Committee. A Stock Unit Award is an Award to an Eligible Person of a number of hypothetical share units with respect to shares of Common Stock that are granted subject to such vesting and transfer restrictions and conditions of payment as the Committee shall determine and set forth in an Award Agreement. The value of each unit under a Stock Unit Award is equal to the Fair Market Value of the Common Stock on any applicable date of determination. The Committee may grant Stock Unit Awards that are Section 162(m) Awards, as well as a Stock Unit Awards that are not Section 162(m) Awards. The maximum number of units that may be subject to Stock Unit Awards granted to a Participant during any one calendar year shall be limited to 280,000 units (subject to adjustment as provided in Section 4.2 hereof). A Stock Unit Award may be granted, at the discretion of the Committee, together with a dividend equivalent right with respect to the same number of shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion.

Section 9.2    Vesting of Stock Unit Awards.    On the Date of Grant, the Committee shall determine, in its sole discretion, any vesting requirements with respect to a Stock Unit Award, which shall be set forth in the Award Agreement, provided that the Committee may accelerate the vesting of a Stock Unit Award at any time. The requirements for vesting and exercisability of a Stock Unit Award may be based on the continued Service of a Participant with the Company or a Subsidiary for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. In the case of any Stock Unit Award that is a Section 162(m) Award, any such performance-based vesting requirements shall be based upon the performance criteria identified in Section 12.2 hereof, and the terms of the Award shall otherwise comply with the requirements described in Section 12.3 hereof. A Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date.

Section 9.3    Payment of Stock Unit Awards.    A Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. The payment with respect to each share unit under a Stock Unit Award shall be determined by reference to the Fair Market Value of one share of Common Stock on each applicable payment date. Payment may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof, subject to applicable tax withholding requirements. In accordance with Section 14.4 hereof, the Committee may permit a Participant to defer the receipt of payment under a Stock Unit Award until such date or event as may be elected by the Participant in accordance with rules established by the Committee.

Section 9.4    No Rights as Stockholder.    The Participant shall not have any rights as a stockholder with respect to the shares subject to a Stock Unit Award until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

10.    Stock Awards

Section 10.1    Grant of Stock Awards.    A Stock Award may be granted to any Eligible Person selected by the Committee. A Stock Award may be granted for past services, in lieu of bonus or other cash compensation, directors’ fees or for any other valid purpose as determined by the Committee. A Stock Award granted to an Eligible Person represents shares of Common Stock that are issued free of restrictions on transfer and free of forfeiture conditions and to which such Eligible Person is entitled all incidents of ownership, except as otherwise provided in the Plan and the Award Agreement. The Committee may, in connection with any Stock Award, require the payment of a specified purchase price. The Committee may grant Stock Awards that are Section 162(m) Awards, as well as Stock Awards that are not Section 162(m) Awards. The maximum number of shares of Common Stock that may be subject to Stock Awards granted to a Participant during any one calendar year shall be limited to 280,000 shares (subject to adjustment as provided in Section 4.2 hereof).

Section 10.2    Rights as Stockholder.    Subject to the foregoing provisions of this Section 10 and the applicable Award Agreement, the Participant will have all rights of a stockholder with respect to the shares granted to the Participant under a Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

11.    Performance Awards

Section 11.1    Grant of Performance Awards.    The Committee may grant Performance Awards under the Plan, which shall represent the right to receive a payment in cash if performance goals established by the Committee for a performance period are satisfied. The Committee may grant Performance Awards that are Section 162(m) Awards, as well as Performance Awards that are not Section 162(m) Awards. At the time a Performance Award is granted, the Committee shall determine, in its sole discretion, the applicable performance period and performance goals to be achieved during the performance period, as well as such other conditions as the Committee deems appropriate. The Committee may also determine a target payment amount or a range of payment amounts for each Award. The performance goals applicable to a Performance Award grant may be subject to adjustments as the Committee shall deem appropriate to reflect significant unforeseen events, such as changes in law, accounting practices or unusual or nonrecurring items or occurrences. The Committee’s authority to make such adjustments shall be subject to such limitations as the Committee deems appropriate in the case of a Performance Award that is a Section 162(m) Award. In the case of any Performance Award that is a Section 162(m) Award, performance goals shall be based upon the performance criteria identified in Section 12.2 hereof, and the terms of the Award shall otherwise comply with the requirements described in Section 12.3 hereof. The maximum amount of cash compensation that may be paid to a Participant during any one calendar year under Performance Awards shall be $4.2 million.

Section 11.2    Payment of Performance Awards.    At the end of the performance period, the Committee shall determine the extent to which performance goals have been attained, or a degree of achievement between minimum and maximum levels, in order to establish the level of payment to be made, if any. Payments of Performance Awards shall generally be made as soon as practicable following the end of the performance period, subject to any tax withholding requirements.

12.    Section 162(m) Awards

Section 12.1    Awards.    Awards of Options and Stock Appreciation Rights granted under the Plan are intended by their terms to qualify as Section 162(m) Awards. Restricted Stock Awards, Stock Unit Awards, Stock Awards and Performance Awards granted under the Plan may qualify as Section 162(m) Awards if the Awards are granted or become payable or vested based upon pre-established performance goals in accordance with this Section 12.

Section 12.2    Performance Criteria.    In the case of a Restricted Stock Award, Stock Unit Award, Stock Award or Performance Award that is intended to be a Section 162(m) Award, the performance criteria upon which the grant, payment or vesting may be based shall be limited to one or more of the following performance measures, which may be applied with respect to the Company, any Subsidiary or any division, facility or other business unit: (i) total stockholder return; (ii) stock price increase; (iii) return on equity; (iv) return on capital; (v) earnings per share; (vi) EBIT (earnings before interest and taxes); (vii) EBITDA (earnings before interest, taxes, depreciation and amortization); and (viii) cash flow (including operating cash flow, free cash flow, discounted cash flow, return on investment, and cash flow in excess of costs of capital). The foregoing performance criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any items specified by the Committee, including, but not limited to, any or all of the following items: discontinued operations, extraordinary, unusual or non-recurring items, effects of accounting changes, effects of currency or interest rate fluctuations, effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities), changes in tax rates, expenses for restructuring or productivity initiatives, expenses recorded on the Company’s consolidated financial statements related to the Company’s Employee Stock Ownership Plan, minority interests in consolidated Subsidiaries as recorded on the Company’s consolidated financial statements, litigation losses, non-operating items, effects of acquisitions or divestitures and changes of law or regulation affecting the Company’s business. The foregoing performance measures may be determined on an absolute basis or relative to internal goals or relative to levels attained in prior years, or related to other companies or indices, or as ratios expressing relationships between two or more performance measures. In the case of Awards that are not Section 162(m) Awards, the Committee may designate performance criteria from among the foregoing or such other performance criteria as it shall determine in its sole discretion.

Section 12.3    Section 162(m) Requirements.    In the case of a Restricted Stock Award, Stock Unit Award, Stock Award or Performance Award that is intended to be a Section 162(m) Award, the Committee shall make such determinations with respect to an Award as required by section 162(m) of the Code within 90 days after the beginning of the performance period (or such other time period as is required under section 162(m) of the Code). As and to the extent required by section 162(m) of the Code, the terms of an Award that is a Section 162(m) Award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the Award, and must preclude discretion to increase the amount of compensation payable under the terms of the Award (but may allow the Committee discretion to decrease the amount of compensation payable).

13.    Change in Control

Section 13.1    Effect of Change in Control.    The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. Unless otherwise provided by the Committee and set forth in the Award Agreement, upon a Change in Control, (i) each outstanding Option and Stock Appreciation Right, to the extent that it shall not otherwise have become vested and exercisable, shall automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement, (ii) each Restricted Stock Award shall become fully and immediately vested and all forfeiture and transfer restrictions thereon shall lapse, and (iii) each outstanding Stock Unit Award, Stock Award and Performance Award shall become immediately and fully vested and payable.

Section 13.2    Definition of Change in Control.    For purposes of the Plan, unless otherwise defined in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon:

(i) an acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term Person is used for purposes of section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Company or (2) any corporation or other Person of which a majority of the voting power or the equity securities or equity interests is owned directly or indirectly by the Company (a “Control Subsidiary”), or (B) the Company or any Control Subsidiary; or

(ii) The individuals who, as of the date the Company issues any class of equity securities required to be registered under section 12 of the Exchange Act, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election or nomination for election by the Company’s stockholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if (A) such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or (B) such individual was designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i) or (iii) of this Section 13.2; or

(iii) Consummation, after approval by stockholders of the Company, of:

(A) A merger, consolidation or reorganization involving the Company, unless,

(1) The stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization or its parent corporation (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

(2) The individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation; and

(3) No Person (other than the Company, any Control Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Control Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization, had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation’s then outstanding Voting Securities; or

(B) A complete liquidation or dissolution of the Company; or

(C) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Control Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

14.    General Provisions

Section 14.1    Award Agreement.    To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.

Section 14.2    Forfeiture Events/Representations.    The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Service for cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation.

Section 14.3    No Assignment or Transfer; Beneficiaries.    Except as provided in Section 6.6 hereof, Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award

Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

Section 14.4    Deferrals of Payment.    The Committee may permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish the rules and procedures relating to such deferral in a manner intended to comply with the requirements of section 409A of the Code, including, without limitation, the period of time in advance of payment when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

Section 14.5    Rights as Stockholder.    A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.2 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

Section 14.6    Employment or Service.    Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in the Service of the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

Section 14.7    Securities Laws.    No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares.

Section 14.8    Tax Withholding.    The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

Section 14.9    Unfunded Plan.    The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

Section 14.10    Other Compensation and Benefit Plans.    The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation or benefit program for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

Section 14.11    Plan Binding on Transferees.    The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

Section 14.12    Severability.    If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

Section 14.13    Foreign Jurisdictions.    The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

Section 14.14    Substitute Awards in Corporate Transactions.    Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation or entity who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.

Section 14.15    Governing Law.    The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

15.    Effective Date, Amendment and Termination

Section 15.1    Effective Date.    The Plan shall become effective, as amended and restated herein, following its adoption by the Board and upon its approval by the Company’s stockholders on the date of the Company’s 2005 Annual Meeting of Stockholders. The term of the Plan shall be 10 years from the date of its adoption by the Board, subject to Section 15.3 hereof.

Section 15.2    Amendment.    The Board may at any time and from time to time and in any respect, amend or modify the Plan; provided, however, that the Board may seek the approval of any amendment or modification by the Company’s stockholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with section 162(m) or section 422 of the Code, the listing requirements of the New York Stock

Exchange or other exchange or securities market or for any other purpose. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award. Notwithstanding the foregoing and notwithstanding anything to the contrary in the Plan, the Board may amend the Plan and any outstanding Award Agreement solely to comply with any new regulations or other guidance from the Internal Revenue Service under section 409A of the Code without the consent of the Participant or the permitted transferee of the Award.

Section 15.3    Termination.    The Plan shall terminate on February 2, 2015, which is the date immediately preceding the tenth anniversary of the date of the Plan’s adoption by the Board. The Board may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

TRIAD HOSPITALS, INC.

EXHIBIT B

Amended and Restated

Triad Hospitals, Inc.

Management Stock Purchase Plan

1.    Introduction.

The purposes of the Amended and Restated Triad Hospitals, Inc. Management Stock Purchase Plan (the “Plan”) are to attract and retain highly-qualified executives, to align executive and stockholder long-term interests by creating a direct link between executive compensation and stockholder return, to enable executives to develop and maintain a substantial equity-based interest in Triad Hospitals, Inc. and to provide incentives to such executives to contribute to the success of the Company’s business.

2.    Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a) “Accumulated Dividends” shall have the meaning given in Section 6(c) hereof.

(b) “Agreement” shall mean a written or electronic agreement entered into between the Company and a Participant in connection with a grant of Restricted Shares under the Plan.

(c) “Average Market Value” of a Share on any grant date shall mean the average of the closing prices on the New York Stock Exchange (or its equivalent if the Shares are not traded on the New York Stock Exchange) of a Share for all trading days (up to and including the date that is two trading days prior to the grant date) after the next preceding grant date.

(d) “Base Salary” shall mean the base salary of the Participant without taking into account any bonuses or other special compensation received.

(e) “Board” shall mean the Board of Directors of the Company.

(f) “Cause” shall mean (i) the conviction of the Participant of a felony under the laws of the United States or any state thereof, whether or not appeal is taken, (ii) the conviction of the Participant for a violation of criminal law involving the Company or a Subsidiary and its business, (iii) the willful misconduct of the Participant, or the willful or continued failure by the Participant (except on account of death or Disability) to substantially perform his or her employment duties, (iv) the willful fraud or material dishonesty of the Participant in connection with his performance of his or her employment duties, (v) the use of alcohol in a manner which in the opinion of the Company materially impairs the ability of the Participant to effectively perform his or her employment duties, or the use, possession, or sale of, or impaired performance due to, controlled substances or (vi) sexual or other illegal harassment of a Company or Subsidiary employee by the Participant; provided, however, in no event shall the Participant’s employment be considered to have been terminated for “Cause” unless and until the Participant receives written notice from the Company stating the acts or omissions constituting Cause and the Participant has the opportunity to cure to the Company’s satisfaction any such acts or omissions (in the case of (iii) or (v) above) within 15 days of the Participant’s receipt of such notice.

(g) “Change in Control Event” shall be as defined in Section 8 hereof.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(i) “Committee” shall mean the compensation committee appointed to administer the Plan and shall consist of two or more directors of the Company, (i) none of whom shall be officers or employees of the Company, and (ii) all of whom, to the extent deemed necessary or appropriate by the Board, shall satisfy the requirements of a “non-employee director” within the meaning of Rule 16b-3 and an “independent director” under rules adopted by the New York Stock Exchange. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board.

(j) “Company” shall mean Triad Hospitals, Inc., a Delaware corporation.

(k) “Disability” means a Participant being considered “disabled” within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Agreement.

(l) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(m) “Fair Market Value” of a Share or Restricted Share as of a given date shall mean the closing sales price of the Shares on the New York Stock Exchange on the trading day immediately preceding the date as of which the Fair Market Value is to be determined, or, in the absence of any reported sales of Shares on such date, on the first preceding date on which any such sale shall have been reported (in either case, as reported in the Four Star Edition of The Wall Street Journal). If the Shares are not listed on the New York Stock Exchange on the date as of which Fair Market Value is to be determined, the Committee shall in good faith determine the Fair Market Value in whatever manner it considers appropriate.

(n) “Key Employee” shall mean a “specified employee” within the meaning of Section 409A.

(o) “Key Employee Waiting Period” means the earlier of six months following a Participant’s Separation from Service or the date of the Participant’s death.

(p) “Participant” shall mean a person who makes an election to defer his or her Base Salary under the Plan.

(q) “Plan” shall mean this Amended and Restated Triad Hospitals, Inc. Management Stock Purchase Plan, as in effect from time to time.

(r) “Restricted Period” shall have the meaning given in Section 6(b) hereof.

(s) “Restricted Share” or “Restricted Shares” shall mean Shares purchased hereunder subject to restrictions.

(t) “Rule 16b-3” shall mean Rule 16b-3, as in effect from time to time, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(u) “Section 409A” shall mean Section 409A of the Code as now or hereafter construed, interpreted and applied by regulations, rulings and cases, including, without limitation, IRS Notice 2005-1.

(v) “Separation from Service” means “separation from service” from the Company or a Subsidiary, within the meaning of Section 409A.

(w) “Shares” shall mean the common stock of the Company.

(x) “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company, or any other affiliate of the Company that is so designated, from time to time, by the Committee.

3.    Administration of the Plan.

The Plan shall be administered by the Committee. The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Agreements (which need not be identical), to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Agreement hereunder and to make all other determinations deemed necessary or advisable for the administration of the Plan. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Agreement in any manner that is not inconsistent with the Plan, provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding grant of Restricted Shares without the Participant’s consent. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and employees, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations and actions by the Committee shall be final, conclusive and binding upon all parties. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any grant hereunder.

4.    Stock Subject to Plan.

The maximum number of Shares which shall be distributed as Restricted Shares or in respect of Restricted Share Units under the Plan shall be 520,000 Shares, which number shall be subject to adjustment as provided in Section 9 hereof. Such Shares may be either authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company.

If any outstanding Restricted Shares or Restricted Share Units under the Plan shall be forfeited or withheld, the related Shares shall (unless the Plan shall have been terminated) again be available for use under the Plan.

5.    Eligibility.

All employees or groups of employees of the Company or any Subsidiary designated by the Committee in its discretion shall be eligible to become Participants in the Plan.

Each employee so designated may elect, in writing, to reduce his or her Base Salary by a specified percentage thereof up to a maximum percentage established by the Committee with respect to his or her employment classification, as set forth in Appendix A, and, in lieu of receiving such Base Salary, receive a number of Restricted Shares equal to the amount of such salary reduction divided by a dollar amount equal to 75% of the Average Market Value of a Share on the date on which such Restricted Shares are granted. Any such election shall be effective beginning with the first pay period that ends after January 1 of the calendar year next following the calendar year in which such election is made (and shall become irrevocable on December 31 of the calendar year in which it is made); provided, however, that the Committee may permit an employee who is designated by the Committee to become a Participant for the first time to make an election within 30 days of the date he or she is so designated and such election shall become effective beginning with the first pay period beginning after such election is made. Any cancellation of, or other change in, any such salary reduction election shall become effective as of the first pay period ending after January 1 of the calendar year next following the calendar year in which notice of such cancellation or change is filed (and any such notice shall become irrevocable on December 31 of the calendar year in which it is filed).

Any salary reduction hereunder shall apply ratably to the Participant’s Base Salary for each pay period covered by such election. Restricted Shares shall be granted in respect of such salary reductions on June 30 and December 31 of each calendar year following his or her election. The number of Restricted Shares granted on each such grant date shall be determined by dividing the aggregate salary reduction for pay periods ending since the next preceding grant date (or, in the case of a new Participant, the date the Participant’s salary deferral election became effective) by 75% of the Average Market Value of a Share on the grant date in question.

In the event that a Participant who has elected salary reductions hereunder shall incur a Separation from Service before Restricted Shares are granted in respect of all such salary reductions, any salary reduction amounts in respect of which Restricted Shares have not been granted by the date of Participant’s Separation from Service shall be paid to the Participant promptly in cash and without interest, provided that with respect to a Participant who is determined to be a Key Employee, such amounts shall be paid to the Participant as soon as practicable following the expiration of the Key Employee Waiting Period.

6.    Restricted Shares.

Each grant of Restricted Shares under the Plan shall be evidenced by a written Agreement between the Company and Participant, which shall be in such form as the Committee shall from time to time approve and shall comply with the following terms and conditions (and with such other terms and conditions not inconsistent with such terms as the Committee, in its discretion, may establish, including any additional restrictions that comply with the provisions of Section 409A):

(a) Number of Shares.    Each Agreement shall state the number of Restricted Shares to be granted thereunder.

(b) Restricted Period.    Subject to such exceptions as may be determined by the Committee in its discretion, the Restricted Period for Restricted Shares granted under the Plan shall be the period beginning on the grant date and ending on the first day of the month immediately preceding the third anniversary of the grant date.

(c) Ownership and Restrictions.    At the time of grant of Restricted Shares, a certificate representing the number of Restricted Shares granted shall be registered in the name of the Participant. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the Participant subject to the terms and conditions of the Plan, and shall bear such legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The Participant shall have all rights of a stockholder with respect to such Restricted Shares, including the right to vote such Restricted Shares, subject to the following restrictions: (i) the Participant shall not be entitled to delivery of the stock certificate until the expiration of the Restricted Period and the fulfillment of any other restrictive conditions set forth in this Plan or the Agreement with respect to such Restricted Shares; (ii) none of the Restricted Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of (except by will or the applicable laws of descent and distribution) during such Restricted Period or until after the fulfillment of any such other restrictive conditions; (iii) no dividends or other distributions payable with respect to the Restricted Shares shall be paid until the expiration of the Restricted Period and the fulfillment of any other restrictive conditions set forth in this or the Agreement with respect to such Restricted Shares, with such dividends or other distributions to be accumulated, without interest, by the Company (the “Accumulated Dividends”) and (iv) except as otherwise determined by the Committee, all of the Restricted Shares and any Accumulated Dividends with respect to such Restricted Shares shall be forfeited and all rights of the Participant to such Restricted Shares and Accumulated Dividends shall terminate, without further obligation on the part of the Company, unless the Participant remains in the continuous employment of the Company for the entire Restricted Period and unless any other restrictive conditions relating to the Restricted Shares are met.

(d) Termination of Restrictions.    At the end of the Restricted Period and provided that any other restrictive conditions relating to the Restricted Shares are met, or at such earlier time as shall be determined by the Committee, all restrictions set forth in the Agreement relating to the Restricted Shares or in the Plan shall lapse as to the Restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restrictive stock legends (other than as required under the Securities Act of 1933 or otherwise), shall be delivered to the Participant or his or her beneficiary or estate, as the case may be. In addition, the Participant shall be paid any Accumulated Dividends with respect to such Restricted Shares, in cash or in kind, as determined by the Committee.

7.    Separation from Service.

The following rules shall apply, in the event that a Participant incurs a Separation from Service, with respect to Restricted Shares registered to a Participant at the time of such Separation from Service:

(a) For Cause/Resignation.    Except as provided herein, if during the Restricted Period for any Restricted Shares registered to a Participant, the Participant incurs a Separation from Service that either (i) constitutes a termination of employment for Cause by the Company or a Subsidiary or (ii) a resignation of employment for any reason by the Participant, the Participant shall forfeit all rights with respect to such Restricted Shares, which shall automatically be considered to be cancelled, and shall have only an unfunded right to receive from the Company’s general assets a cash payment equal to the lesser of (i) the Fair Market Value of such Restricted Shares on the Participant’s Separation from Service or (ii) the aggregate Base

Salary foregone by the Participant as a condition of receiving such Restricted Shares. Such payment shall be made as soon as practicable following the date of the Separation from Service, provided that with respect to a Participant who is a Key Employee, such amounts shall be paid to the Participant as soon as practicable following the expiration of the Key Employee Waiting Period.

(b) Without Cause/Retirement.    Except as otherwise provided herein, if a Participant incurs a Separation from Service during the Restricted Period due to the termination of his or her employment by the Company or a Subsidiary without Cause or on account of a retirement by the Participant to which Committee has given its consent, for any Restricted Shares registered to the Participant, the Participant shall forfeit all rights with respect to such Restricted Shares, which shall automatically be considered to be cancelled, and shall have only an unfunded right to receive from the Company’s general assets a cash payment equal to either (i) the Fair Market Value of such Restricted Shares on the Participant’s Separation from Service plus any Accumulated Dividends with respect to such Restricted Shares or (ii) the aggregate Base Salary foregone by the Participant as a condition of receiving such Restricted Shares, with the Committee to have the sole discretion as to which of such amounts shall be payable. Such payment shall be made as soon as practicable following the Separation from Service, provided that with respect to a Participant who is a Key Employee, such amounts shall be paid to the Participant as soon as practicable following the expiration of the Key Employee Waiting Period.

(c) Death or Disability.    Upon a termination of employment which results from a Participant’s death or Disability, all restrictions then outstanding with respect to Restricted Shares held by such Participant shall automatically expire and be of no further force and effect and the Participant shall be paid any Accumulated Dividends with respect to such Restricted Shares.

8.    Change in Control Event.

Unless otherwise provided in an Agreement, upon the occurrence of a “Change in Control Event” (as defined below), all remaining vesting and other restrictions on any outstanding Restricted Shares shall automatically lapse and be of no further force and effect, the Participant shall be entitled to unrestricted stock certificates, and any Accumulated Dividends with respect to such Restricted Shares shall be paid. For purposes hereof, unless otherwise provided in an Agreement, a “Change in Control Event” shall be deemed to have occurred upon a “change in ownership,” “a change in effective control” or “a change in the ownership of a substantial portion of the assets” of the Company, within the meaning of IRS Notice 2005-1, as may be amended or superseded by subsequent guidance issued under Section 409A.

9.    Dilution and Other Adjustments.

If there shall occur any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the Shares, or any merger, reorganization, consolidation or other change in corporate structure affecting the Shares, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum number and kind of shares provided in Section 4 hereof, (ii) the number and kind of shares subject to outstanding grants under the Plan, (iii) the calculation of Average Market Value for purposes of Section 5 hereof and (iv) any other terms of the Plan or any outstanding Agreement that are affected by the event to prevent dilution or enlargement of a Participant’s rights under the Plan or an Agreement.

10.    Payment of Withholding and Payroll Taxes.

Subject to the requirements of Section 16(b) of the Exchange Act, the Committee shall have discretion to permit or require a Participant, on such terms and conditions as it determines, to pay all or a portion of any taxes arising in connection with a grant of Restricted Shares hereunder, or the lapse of restrictions with respect thereto, by (i) having the Company withhold Shares having a then-current Fair Market Value equal to the amount of taxes to be withheld, (ii) the Participant’s delivering other Shares having a then-current Fair Market Value equal to the amount of taxes to be withheld, (iii) the Participant’s payment in cash equal to the amount of taxes to be withheld or (iv) any other means approved by the Committee.

11.    No Rights to Employment.

Nothing in the Plan, in any grant made or in any Agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement, or interfere with, or limit in any way, the right of the Company or any Subsidiary to terminate such Participant’s employment. Grants made under the Plan shall not be affected by any change in duties or position of a Participant as long as such Participant continues to be employed by the Company or a Subsidiary.

12.    Securities Laws.

Notwithstanding anything to the contrary in the Plan, no Shares will be issued or transferred pursuant to an Agreement unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the Shares may be listed, have been fully met. As a condition precedent to the issuance of Shares pursuant to an Agreement, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any Shares issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the Shares are being acquired only for investment purposes and without any current intention to sell or distribute such shares.

13.    No Assignment or Transfer; Beneficiaries.

Except as provided herein, grants of Restricted Shares under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified in a grant following the Participant’s death.

14.    Effective Date.

The Plan shall become effective, as amended and restated herein, following its adoption by the Board and upon its approval by the Company’s stockholders on the date of the Company’s 2005 Annual Meeting of Stockholders. The term of the Plan shall be 10 years from the date of its approval by the Company’s stockholders, subject to Section 16 hereof. Upon such approval, the Plan shall be effective for all grants of Restricted Shares following such approval, as well as for all outstanding grants under the Plan as previously in effect if the Participant has given his or her written consent to the application of the terms of the amended Plan to such prior grants.

15.    Amendment of the Plan.

The Board may at any time and from time to time and in any respect, amend or modify the Plan; provided, however, that the Board may seek the approval of any amendment or modification by the Company’s stockholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with the listing requirements of the New York Stock Exchange or other exchange or securities market or for any other purpose. No suspension, termination, modification or amendment of the Plan may adversely affect any grants of Restricted Shares previously made, unless the written consent of the Participant is obtained. Notwithstanding the foregoing and notwithstanding anything to the contrary in the Plan, the Board may amend the Plan and any outstanding Agreement to comply with any new regulations or other guidance from the Internal Revenue Service under Section 409A without the consent of any affected Participant.

16.    Term of the Plan.

The Plan shall terminate on May 24, 2015, which is the tenth anniversary of the date of the Company’s 2005 Annual Meeting of Stockholders. The Board may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any grant theretofore granted without the consent of the Participant. With respect to any salary reduction amounts in respect of which Restricted Shares have not been granted on the date of termination of the Plan, the Committee, in its discretion, may either (i) provide for a grant of Restricted Shares with such salary reduction amounts in accordance with Section 5 hereof, with the date of termination of the Plan to be the grant date for purposes of Section 5 hereof and for purposes of the determination of “Average Market Value” or (ii) return such salary reduction amounts to the Participants, as and to the extent permitted under Section 409A.

17.    Governing Law.

The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such laws are preempted by Federal law.

TRIAD HOSPITALS, INC.

APPENDIX A

Employee Classification	Maximum Salary Percentage
Senior Vice Presidents and above	25%
Corporate Vice Presidents	10%
Hospital CEOs	10%

c/o National City Bank

Corporate Trust Operations

Locator 5352

P. O. Box 92301

Cleveland, OH 44101-4301

VOTE BY TELEPHONE
Have your proxy card available when you call the Toll-Free number 1-800-542-1160 using a touch-tone telephone and follow the simple instructions presented to record your vote.
VOTE BY INTERNET
Have your proxy card available when you access website http://www.votefast.com and follow the simple instructions presented to record your vote.
VOTE BY MAIL
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535600, Pittsburgh, PA 15253.

Vote by Telephone	Vote by Internet	Vote by Mail
Call Toll-Free using a	Access the Website and	Return your proxy
touch-tone telephone:	cast your vote:	in the Postage-Paid
1-800-542-1160	http://www.votefast.com	envelope provided

Vote 24 hours a day, 7 days a week!

Your telephone or Internet vote must be received by 11:59 p.m. eastern daylight time on May 23, 2005, in order to be counted in the final tabulation.

If you vote by telephone or Internet, please do not send your proxy by mail.

è

Please sign and date this proxy where indicated below before mailing.

ê Please fold and detach card at perforation before mailing. ê

PROXY	TRIAD HOSPITALS, INC.	PROXY

Proxy for Annual Meeting of Stockholders on May 24, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Donald P. Fay and Thomas H. Frazier, Jr. proxies, each with the power to appoint his substitute and with authority in each to act in the absence of the other, to represent and to vote all shares of stock of Triad Hospitals, Inc. which the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders of Triad Hospitals, Inc. to be held at the offices of Triad Hospitals, Inc. at 5800 Tennyson Parkway, Plano, Texas 75240 on May 24, 2005, at 10:00 a.m., local time, and any adjournments or postponements thereof, as indicated on the proposals described in the Proxy Statement, and all other matters properly coming before the 2005 Annual Meeting of Stockholders of Triad Hospitals, Inc., or any adjournment or postponement thereof. This proxy revokes all prior proxies given by the undersigned.

Signature(s)

Signature(s)

Date:	, 2005
Please sign exactly as your name or names appear hereon. For joint accounts, both owners should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

Please sign and date this proxy where indicated below before mailing.

ê Please fold and detach card at perforation before mailing. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 THROUGH 4. PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER ☒ USING DARK INK ONLY. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 4.

1. ELECTION of Directors
Nominees:	(01) Michael J. Parsons	(02) Thomas G. Loeffler, Esq.		(03) Uwe E. Reinhardt, Ph.D.

❑ FOR all nominees listed above (except as listed to the contrary below)			❑ WITHHOLD AUTHORITY to vote for all nominees listed above.

To withhold authority to vote for any individual nominee, write that nominee’s name on the line below.

		FOR	AGAINST	ABSTAIN

2. RATIFICATION of Ernst & Young LLP as Triad’s registered independent accounting firm.		❑	❑	❑

3.      APPROVAL of amendment and restatement of the Triad Hospitals, Inc. 1999 Long-Term Incentive Plan to, among other things, increase the number of authorized shares thereunder from 19,000,000 to 20,500,000.

		❑	❑	❑

4.      APPROVAL of amendment and restatement of the Triad Hospitals, Inc. Management Stock Purchase Plan to, among other things, increase the number of authorized shares thereunder from 260,000 to 520,000.

		❑	❑	❑

❑ Mark here if you plan to attend the 2005 Annual Meeting.

IMPORTANT—THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.